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                                                                   EXHIBIT 10.14



                            BASIC LEASE INFORMATION
                                 INDUSTRIAL NET

LEASE DATE:                                   May 8, 2000
(same as date in first paragraph of Lease)

TENANT:                                       Handspring, Inc. a Delaware corporation

TENANT'S NOTICE ADDRESS:                      380 North Bernardo Avenue, Mountain View, CA

TENANT'S BILLING ADDRESS:                     380 North Bernardo Avenue, Mountain View, CA

TENANT CONTACT:         Seth Henderson        PHONE NUMBER:      (650) 230-5000
                                              FAX NUMBER:        (650) 230-2100

LANDLORD:                                     Spieker Properties, L.P., a California limited
                                              partnership

LANDLORD'S NOTICE ADDRESS:                    2180 Sand Hill Road, Suite 100, Menlo Park, CA 94025

LANDLORD'S REMITTANCE ADDRESS:                Spieker Properties
                                              P.O. Box 45587
                                              Dept. 10792
                                              San Francisco, CA  94145-0587

PROJECT DESCRIPTION:                          That one (1)  building commonly known as 380
                                              North Bernardo Avenue in Mountain View,
                                              California.

BUILDING DESCRIPTION:                         Approximately 28,069 rentable square feet at 380
                                              North Bernardo Avenue in Mountain View, CA 94043.

PREMISES:                                     Approximately 28,069 rentable square feet at 380
                                              North Bernardo in Mountain View, CA 94043.  The
                                              Premises is outlined in red on Exhibit B

PERMITTED USE:                                General office use, light research and development,
                                              storage and shipping of small volumes of product and
                                              legal related uses in compliance with all applicable
                                              laws and ordinances of the City of Mountain View.

PARKING DENSITY:                              3.3 spaces per 1,000 rentable square feet of the Premises

SCHEDULED TERM COMMENCEMENT DATE:             July 1, 2000

SCHEDULED LENGTH OF TERM:                     Ninety-six (96) months

SCHEDULED TERM EXPIRATION DATE:               June 30, 2008

RENT:

    BASE RENT:                                $140,345.00 per month
                                              (subject to adjustment as provided in Paragraph
                                              39.A. hereof)

    ESTIMATED FIRST YEAR OPERATING EXPENSES:  $10,063.20 per month

SECURITY DEPOSIT:                             $2,526,210.00  ($421,035.00 to be held in cash
                                              and $2,105,175.00 to be held in the form of a
                                              Letter of Credit-see Paragraphs 19 and 39.B)

TENANT'S NAICS CODE:                          5112

TENANT'S PROPORTIONATE SHARE:

    OF BUILDING:                              100%

    OF PROJECT:                               100%


The foregoing Basic Lease Information is incorporated into and made a part of this Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the Lease, the latter shall control.



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LANDLORD                                    TENANT

Spieker Properties, L.P.,                   Handspring, Inc.
a California limited partnership            a Delaware corporation

By:  Spieker Properties, Inc.,
     a Maryland corporation,                By:  /s/ BERNARD J. WHITNEY
     its general partner                         -------------------------------
                                                 Bernard J. Whitney
                                                 Its: Chief Financial Officer


     By: /s/ ERIC T. LUHRS
         --------------------------
         Eric T. Luhrs
         Its:  Vice President



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                                TABLE OF CONTENTS

                                                                                          PAGE
    Basic Lease Information..................................................................1
    Table of Contents........................................................................2
1.  Premises.................................................................................4
2.  Possession and Lease Commencement........................................................4
3.  Term.....................................................................................4
4.  Use......................................................................................4
5.  Rules and Regulations....................................................................5
6.  Rent.....................................................................................5
7.  Operating Expenses.......................................................................5
8.  Insurance and Indemnification............................................................7
9.  Waiver of Subrogation....................................................................8
10. Landlord's Repairs and Maintenance.......................................................8
11. Tenant's Repairs and Maintenance.........................................................8
12. Alterations..............................................................................9
13. Signs....................................................................................9
14. Inspection/Posting Notices..............................................................10
15. Services and Utilities..................................................................10
16. Subordination...........................................................................10
17. Financial Statements....................................................................11
18. Estoppel Certificate....................................................................11
19. Security Deposit........................................................................11
20. Limitation of Tenant's Remedies.........................................................11
21. Assignment and Subletting...............................................................11
22. Authority of Tenant.....................................................................13
23. Condemnation............................................................................13
24. Casualty Damage.........................................................................13
25. Holding Over............................................................................14
26. Default.................................................................................14
27. Liens...................................................................................15
28. Substitution............................................................................16
29. Transfers by Landlord...................................................................16
30. Right of Landlord to Perform Tenant's Covenants.........................................16
31. Waiver..................................................................................16
32. Notices.................................................................................16
33. Attorney's Fees.........................................................................16
34. Successors and Assigns..................................................................16
35. Force Majeure...........................................................................16
36. Surrender of Premises...................................................................17
37. Hazardous Materials ....................................................................17
38. Miscellaneous...........................................................................17
39. Additional Provisions...................................................................18
40. Jury Trial Waiver.......................................................................20
    Signatures..............................................................................21


Exhibits:
    Exhibit A............................................................Rules and Regulations
    Exhibit B........................................................................Site Plan
    Exhibit C......................................................Lease Improvement Agreement
    Exhibit D................................................Hazardous Materials Questionnaire

    Additional Exhibits as Required



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                                      LEASE

THIS LEASE is made as of the 24th day of April, 2000, by and between Spieker Properties, L.P., a California limited partnership (hereinafter called "LANDLORD"), and Handspring, Inc., a Delaware corporation (hereinafter called "TENANT").


                                   1. PREMISES

    Landlord leases to Tenant and Tenant leases from Landlord, upon the terms and conditions hereinafter set forth, those premises (the "PREMISES") outlined in red on EXHIBIT B and described in the Basic Lease Information. The Premises shall be all or part of a building (the "BUILDING") and of a project (the "PROJECT"), which may consist of more than one building and additional facilities, as described in the Basic Lease Information. The Building and Project are outlined in blue and green respectively on EXHIBIT B. Landlord and Tenant acknowledge that physical changes may occur from time to time in the Premises, Building or Project, and that the number of buildings and additional facilities which constitute the Project may change from time to time, which may result in an adjustment in Tenant's Proportionate Share, as defined in the Basic Lease Information, as provided in Paragraph 7.A.

                      2. POSSESSION AND LEASE COMMENCEMENT

A. EXISTING IMPROVEMENTS. If this Lease pertains to a Premises in which the interior improvements have already been constructed ("EXISTING IMPROVEMENTS"), the provisions of this Paragraph 2.A. shall apply and the term commencement date ("TERM COMMENCEMENT DATE") shall be the earlier of the date on which : (1) Tenant takes possession of some or all of the Premises; or (2) Landlord notifies Tenant that Tenant may occupy the Premises. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the scheduled Term Commencement Date, Landlord shall not be subject to any liability therefor, nor shall Landlord be in default hereunder nor shall such failure affect the validity of this Lease, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to deliver the same , which date shall then be deemed the Term Commencement Date. Tenant shall not be liable for any Rent (defined below) for any period prior to the Term Commencement Date. Tenant acknowledges that Tenant has inspected and accepts the Premises in their present condition, broom clean, "as is," and as suitable for, the Permitted Use (as defined below), and for Tenant's intended operations in the Premises. Tenant agrees that the Premises and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the condition or repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord or any agents of Landlord unless such are expressly set forth in this Lease. Upon Landlord's request, Tenant shall promptly execute and return to Landlord a "Start-Up Letter" in which Tenant shall agree, among other things, to acceptance of the Premises and to the determination of the Term Commencement Date, in accordance with the terms of this Lease, but Tenant's failure or refusal to do so shall not negate Tenant's acceptance of the Premises or affect determination of the Term Commencement Date.

B. [INTENTIONALLY DELETED]

                                     3. TERM

    The term of this Lease (the "TERM") shall commence on the Term Commencement Date and continue in full force and effect for the number of months specified as the Length of Term in the Basic Lease Information or until this Lease is terminated as otherwise provided herein. If the Term Commencement Date is a date other than the first day of the calendar month, the Term shall be the number of months of the Length of Term in addition to the remainder of the calendar month following the Term Commencement Date.

                                     4. USE

A. GENERAL. Tenant shall use the Premises for the permitted use specified in the Basic Lease Information ("PERMITTED USE") and for no other use or purpose. Tenant shall control Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants (collectively, "TENANT'S PARTIES") in such a manner that Tenant and Tenant's Parties cumulatively do not exceed the parking density specified in the Basic Lease Information (the "PARKING DENSITY") at any time. So long as Tenant is occupying the Premises, Tenant and Tenant's Parties shall have the nonexclusive right to use, in common with other parties occupying the Building or Project, the parking areas, driveways and other common areas of the Building and Project, subject to the terms of this Lease and such rules and regulations as Landlord may from time to time prescribe. Landlord reserves the right, without notice or liability to Tenant, and without the same constituting an actual or constructive eviction, to alter or modify the common areas from time to time, including the location and configuration thereof, and the amenities and facilities which Landlord may determine to provide from time to time; provided, however, that in such event Landlord shall use commercially reasonable efforts to minimize any interference with the ongoing operations of Tenant.

B. LIMITATIONS. Tenant shall not permit any odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises or from any portion of the common areas as a result of Tenant's or any Tenant's Party's use thereof, nor take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants or occupants of the Building or Project or elsewhere, or interfere with their use of their respective premises or common areas. Storage outside the Premises of materials, vehicles or any other items is prohibited. Tenant shall not use or allow the Premises to be used for any immoral, improper or unlawful purpose, nor shall Tenant cause or maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not allow any sale by auction upon the Premises, or place any loads upon the floors, walls or ceilings which could endanger the structure, or place any harmful substances in the drainage system of the Building or Project. No waste, materials or refuse shall be dumped upon or permitted to remain outside the Premises except in trash containers placed inside exterior enclosures designated for that purpose by Landlord. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of the above-referenced rules or any other terms or provisions of such tenant's or occupant's lease or other contract.

C. COMPLIANCE WITH REGULATIONS. By entering the Premises, Tenant accepts the Premises in the condition existing as of the date of such entry. Tenant shall at its sole cost and expense strictly comply with all existing or future applicable municipal, state and federal and other governmental statutes, rules, requirements, regulations, laws and ordinances, including zoning ordinances and regulations, and covenants, easements and restrictions of record governing and relating to the use, occupancy or possession of the Premises, to Tenant's use of the common areas, or to the use, storage, generation or disposal of Hazardous Materials (hereinafter defined) (collectively "REGULATIONS"). Tenant shall at its sole cost and expense obtain any and all licenses or permits necessary for Tenant's use of the Premises. Tenant shall at its sole cost and expense promptly comply with the requirements of any board of fire underwriters or other similar body now or hereafter constituted. Tenant shall not do or permit anything to be done in, on, under or about the Project or bring or keep anything which will in any way increase the rate of any insurance upon the Premises, Building or Project or upon any contents therein or



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cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any loss, cost, expense, damage, attorneys' fees or liability arising out of the failure of Tenant to comply with any Regulation. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

                            5. RULES AND REGULATIONS

    Tenant shall faithfully observe and comply with the building rules and regulations attached hereto as EXHIBIT A and any other rules and regulations and any reasonable modifications or additions thereto which Landlord may from time to time prescribe in writing for the purpose of maintaining the proper care, cleanliness, safety, traffic flow and general order of the Premises or the Building or Project. Tenant shall cause Tenant's Parties to comply with such rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance by any other tenant or occupant of the Building or Project with any of such rules and regulations, any other tenant's or occupant's lease or any Regulations.

                                     6. RENT

A. BASE RENT. Tenant shall pay to Landlord and Landlord shall receive, without notice or demand throughout the Term, Base Rent as specified in the Basic Lease Information, payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction or offset whatsoever, at the Remittance Address specified in the Basic Lease Information or to such other place as Landlord may from time to time designate in writing. Base Rent for the first full month of the Term shall be paid by Tenant upon Tenant's execution of this Lease. If the obligation for payment of Base Rent commences on a day other than the first day of a month, then Base Rent shall be prorated and the prorated installment shall be paid on the first day of the calendar month next succeeding the Term Commencement Date. The Base Rent payable by Tenant hereunder is subject to adjustment as provided elsewhere in this Lease, as applicable. As used herein, the term "Base Rent" shall mean the Base Rent specified in the Basic Lease Information as it may be so adjusted from time to time.

B. ADDITIONAL RENT. All monies other than Base Rent required to be paid by Tenant hereunder, including, but not limited to, Tenant's Proportionate Share of Operating Expenses, as specified in Paragraph 7 of this Lease, charges to be paid by Tenant under Paragraph 15, the interest and late charge described in Paragraphs 26.D. and E., and any monies spent by Landlord pursuant to Paragraph 30, shall be considered additional rent ("ADDITIONAL RENT"). "RENT" shall mean Base Rent and Additional Rent.

                              7. OPERATING EXPENSES

A. OPERATING EXPENSES. In addition to the Base Rent required to be paid hereunder, Tenant shall pay as Additional Rent, Tenant's Proportionate Share of the Building and/or Project (as applicable), as defined in the Basic Lease Information, of Operating Expenses (defined below) in the manner set forth below. Tenant shall pay the applicable Tenant's Proportionate Share of each such Operating Expenses. Landlord and Tenant acknowledge that if the number of buildings which constitute the Project increases or decreases, or if physical changes are made to the Premises, Building or Project or the configuration of any thereof, Landlord may at its discretion reasonably adjust Tenant's Proportionate Share of the Building or Project to reflect the change. Landlord's determination of Tenant's Proportionate Share of the Building and of the Project shall be conclusive so long as it is reasonably and consistently applied. "OPERATING EXPENSES" shall mean all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay, because of or in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary or desirable to the Building and/or Project (as determined in a reasonable manner) other than those expenses and costs which are specifically attributable to Tenant or which are expressly made the financial responsibility of Landlord or specific tenants of the Building or Project pursuant to this Lease. Except as expressly set forth herein, Operating Expenses shall include, but are not limited to, the following:

        (1) TAXES. All real property taxes and assessments, possessory interest taxes, sales taxes, personal property taxes, business or license taxes or fees, gross receipts taxes, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit charges, and other impositions, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind (including fees "in-lieu" of any such tax or assessment) which are now or hereafter assessed, levied, charged, confirmed, or imposed by any public authority upon the Building or Project, its operations or the Rent (or any portion or component thereof), or any tax, assessment or fee imposed in substitution, partially or totally, of any of the above. Operating Expenses shall also include any taxes, assessments, reassessments, or other fees or impositions with respect to the development, leasing, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, Building or Project or any portion thereof, including, without limitation, by or for Tenant, and all increases therein or reassessments thereof whether the increases or reassessments result from increased rate and/or valuation (whether upon a transfer of the Building or Project or any portion thereof or any interest therein or for any other reason). Operating Expenses shall not include inheritance or estate taxes imposed upon or assessed against the interest of any person in the Project, or taxes computed upon the basis of the net income of any owners of any interest in the Project. If it shall not be lawful for Tenant to reimburse Landlord for all or any part of such taxes, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after imposition of any such taxes by Landlord as would have been payable to Landlord prior to the payment of any such taxes.

        (2) INSURANCE. All insurance premiums and costs, including, but not limited to, any deductible amounts, premiums and other costs of insurance incurred by Landlord, including for the insurance coverage set forth in Paragraph 8.A. herein.

        (3) COMMON AREA MAINTENANCE.

               (a) Except as expressly set forth herein, repairs, replacements, and general maintenance of and for the Building and Project and public and common areas and facilities of and comprising the Building and Project, including, but not limited to, the roof and roof membrane, elevators, mechanical rooms, alarm systems, pest extermination, landscaped areas, parking and service areas, driveways, sidewalks, truck staging areas, rail spur areas, fire sprinkler systems, sanitary and storm sewer lines, utility services, heating/ventilation/air conditioning systems, electrical, mechanical or other systems, telephone equipment and wiring servicing, plumbing, lighting, and any other items or areas which affect the operation or appearance of the Building or Project, which determination shall be at Landlord's discretion, except for: those items to the extent paid for by the proceeds of insurance; and those items attributable solely or jointly to specific tenants of the Building or Project.

               (b) Repairs, replacements, and general maintenance shall include the cost of any improvements made to or assets acquired for the Project or Building that in Landlord's reasonably exercised discretion may reduce any other Operating Expenses, including present or future repair work, are reasonably necessary for the health and safety of the occupants of the Building or Project, or for the operation of the Building systems, services and equipment, or are required to comply with any Regulation, such costs or allocable portions thereof to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at the publicly announced "prime rate" charged by Wells Fargo Bank, N.A. (San Francisco) or its successor at the time such improvements or capital assets



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               are constructed or acquired, plus two (2) percentage points, or in the absence of such prime rate, then at the U.S. Treasury six-month market note (or bond, if so designated) rate as published by any national financial publication selected by Landlord, plus four (4) percentage points, but in no event more than the maximum rate permitted by law, plus reasonable financing charges. Notwithstanding anything to the contrary herein, should Tenant be responsible for costs of a capital nature occasioned by Paragraph 4.C and such costs are not triggered by Tenants use or occupancy of the Premises, then those costs shall be amortized in accordance with the provisions of this Paragraph 7.A.3(b).

               (c) Payment under or for any easement, license, permit, operating agreement, declaration, restrictive covenant or instrument relating to the Building or Project.

               (d) All expenses and rental related to services and costs of supplies, materials and equipment used in operating, managing and maintaining the Premises, Building and Project, the equipment therein and the adjacent sidewalks, driveways, parking and service areas, including, without limitation, expenses related to service agreements regarding security, fire and other alarm systems, janitorial services to the extent not addressed in Paragraph 11 hereof, window cleaning, elevator maintenance, Building exterior maintenance, landscaping and expenses related to the administration, management and operation of the Project, including without limitation salaries, wages and benefits and management office rent.

               (e) The cost of supplying any services and utilities which benefit all or a portion of the Premises, Building or Project to the extent not addressed in Paragraph 15 hereof.

               (f) Legal expenses and the cost of audits by certified public accountants; provided, however, that legal expenses chargeable as Operating Expenses shall not include the cost of negotiating leases, collecting rents, evicting tenants nor shall it include costs incurred in legal proceedings with or against any tenant or to enforce the provisions of any lease.

               (g) A management and accounting cost recovery fee equal to two and one-half percent (2.5%) of Base Rent and Operating Expenses.

If the rentable area of the Building and/or Project is not fully occupied during any fiscal year of the Term as determined by Landlord, an adjustment shall be made in Landlord's discretion in computing the Operating Expenses for such year so that Tenant pays an equitable portion of all variable items (e.g., utilities, janitorial services and other component expenses that are affected by variations in occupancy levels) of Operating Expenses, as reasonably determined by Landlord; provided, however, that in no event shall Landlord be entitled to collect in excess of one hundred percent (100%) of the total Operating Expenses from all of the tenants in the Building or Project, as the case may be.

Notwithstanding anything in the definition of Operating Expenses in this Lease to the contrary, Operating Expenses shall not include, nor shall Tenant be responsible in any manner for paying for: (i) the cost of providing tenant improvements or other specific costs incurred for the account of, separately billed to and paid by specific tenants of the Building or Project, the initial construction cost of the Building, or debt service on any mortgage or deed of trust recorded with respect to the Project other than pursuant to Paragraph 7.A.(3)(b) above; (ii) Costs incurred by Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the Building or the Project; (iii) costs occasioned by casualty or exercise of eminent domain;
(iv) costs to correct any construction defects in the Premises or Project; (v) costs incurred in connection with the presence of Hazardous Materials in, on or under the Premises or Project except to the extent specifically set forth in Paragraph 37; (vi) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant or other occupant improvements made for tenants or other occupants in the Building or the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for or the premises of other tenants or other occupants of the Building; and (vii) capital expenditures except on the basis set forth in Paragraph 7.A.(3)(b).

The above enumeration of services and facilities shall not be deemed to impose an obligation on Landlord to make available or provide such services or facilities except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to make the same available or provide the same. Without limiting the generality of the foregoing, Tenant acknowledges and agrees that it shall be responsible for providing adequate security for its use of the Premises, the Building and the Project and that Landlord shall have no obligation or liability with respect thereto, except to the extent if any that Landlord has specifically agreed elsewhere in this Lease to provide the same.

B. PAYMENT OF ESTIMATED OPERATING EXPENSES. "ESTIMATED OPERATING EXPENSES" for any particular year shall mean Landlord's estimate of the Operating Expenses for such fiscal year made with respect to such fiscal year as hereinafter provided. Landlord shall have the right from time to time to revise its fiscal year and interim accounting periods so long as the periods as so revised are reconciled with prior periods in a reasonable manner. During the last month of each fiscal year during the Term, or as soon thereafter as practicable, Landlord shall give Tenant written notice of the Estimated Operating Expenses for the ensuing fiscal year. Tenant shall pay Tenant's Proportionate Share of the Estimated Operating Expenses with installments of Base Rent for the fiscal year to which the Estimated Operating Expenses applies in monthly installments on the first day of each calendar month during such year, in advance. Such payment shall be construed to be Additional Rent for all purposes hereunder. If at any time during the course of the fiscal year, Landlord determines that Operating Expenses are projected to vary from the then Estimated Operating Expenses by more than five percent (5%), Landlord may, by written notice to Tenant, revise the Estimated Operating Expenses for the balance of such fiscal year, and Tenant's monthly installments for the remainder of such year shall be adjusted so that by the end of such fiscal year Tenant has paid to Landlord Tenant's Proportionate Share of the revised Estimated Operating Expenses for such year, such revised installment amounts to be Additional Rent for all purposes hereunder.

C. COMPUTATION OF OPERATING EXPENSE ADJUSTMENT. "OPERATING EXPENSE ADJUSTMENT" shall mean the difference between Estimated Operating Expenses and actual Operating Expenses for any fiscal year determined as hereinafter provided. Within one hundred twenty (120) days after the end of each fiscal year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of actual Operating Expenses for the fiscal year just ended, accompanied by a computation of Operating Expense Adjustment. If such statement shows that Tenant's payment based upon Estimated Operating Expenses is less than Tenant's Proportionate Share of Operating Expenses, then Tenant shall pay to Landlord the difference within twenty (20) days after receipt of such statement, such payment to constitute Additional Rent for all purposes hereunder. If such statement shows that Tenant's payments of Estimated Operating Expenses exceed Tenant's Proportionate Share of Operating Expenses, then (provided that Tenant is not in default under this Lease) Landlord shall pay to Tenant the difference within twenty (20) days after delivery of such statement to Tenant. If this Lease has been terminated or the Term hereof has expired prior to the date of such statement, then the Operating Expense Adjustment shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement. Should this Lease commence or terminate at any time other than the first day of the fiscal year, Tenant's Proportionate Share of the Operating Expense Adjustment shall be prorated based on a month of 30 days and the number of calendar months during such fiscal year that this Lease is in effect. Notwithstanding anything to the contrary contained in Paragraph 7.A or 7.B, Landlord's failure to provide any notices or statements within the time periods specified in those paragraphs shall in no way excuse Tenant from its obligation to pay Tenant's Proportionate Share of Operating Expenses. Notwithstanding the foregoing, or anything to the contrary in this Lease, Tenant shall not be responsible for the payment of any Operating



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Expense Adjustment, except for Taxes that shall have no time limit for adjustment, to the extent Tenant has not received an invoice therefor within twelve (12) months following the earlier of the Scheduled Term Expiration Date or earlier termination of this Lease.

D. NET LEASE. This shall be a triple net Lease and Base Rent shall be paid to Landlord absolutely net of all costs and expenses, except as specifically provided to the contrary in this Lease. The provisions for payment of Operating Expenses and the Operating Expense Adjustment are intended to pass on to Tenant and reimburse Landlord for all costs and expenses of the nature described in Paragraph 7.A. incurred in connection with the ownership, management, maintenance, repair, preservation, replacement and operation of the Building and/or Project and its supporting facilities and such additional facilities now and in subsequent years as may be determined by Landlord to be reasonably necessary or desirable to the Building and/or Project in accordance with the terms of this Lease.

E. TENANT AUDIT. If Tenant shall dispute the amount set forth in any statement provided by Landlord under Paragraph 7.B. or 7.C. above, Tenant shall have the right, not later than thirty (30) days following receipt of such statement and upon the condition that Tenant shall first deposit with Landlord the full amount in dispute, to cause Landlord's books and records with respect to Operating Expenses for such fiscal year to be audited by certified public accountants selected by Tenant and subject to Landlord's reasonable right of approval. The Operating Expense Adjustment shall be appropriately adjusted on the basis of such audit. If such audit discloses a liability for a refund in excess of ten percent (10%) of Tenant's Proportionate Share of the Operating Expenses previously reported, the cost of such audit shall be borne by Landlord; otherwise the cost of such audit shall be paid by Tenant. If Tenant shall not request an audit in accordance with the provisions of this Paragraph 7.E. within thirty (30) days after receipt of Landlord's statement provided pursuant to Paragraph 7.B. or 7.C., such statement shall be final and binding for all purposes hereof. Tenant acknowledges and agrees that any information revealed in the above described audit may contain proprietary and sensitive information and that significant damage could result to Landlord if such information were disclosed to any party other than Tenant's auditors. Tenant shall not in any manner disclose, provide or make available any information revealed by the audit to any person or entity without Landlord's prior written consent, which consent may be withheld by Landlord in its sole and absolute discretion. The information disclosed by the audit will be used by Tenant solely for the purpose of evaluating Landlord's books and records in connection with this Paragraph 7.E.

                        8. INSURANCE AND INDEMNIFICATION

A. LANDLORD'S INSURANCE. All insurance maintained by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control.

        (1) PROPERTY INSURANCE. Landlord agrees to maintain property insurance insuring the Building against damage or destruction due to risk including fire, vandalism, and malicious mischief in an amount not less than the replacement cost thereof, in the form and with deductibles and endorsements as selected by Landlord. At its election, Landlord may instead (but shall have no obligation to) obtain "All Risk" coverage, and may also obtain earthquake, pollution, and/or flood insurance in amounts selected by Landlord.

        (2) OPTIONAL INSURANCE. Landlord, at Landlord's option, may also (but shall have no obligation to) carry (i) insurance against loss of rent, in an amount equal to the amount of Base Rent and Additional Rent that Landlord could be required to abate to all Building tenants in the event of condemnation or casualty damage for a period of twelve (12) months; and (ii) liability insurance and such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Landlord shall not be obligated to insure, and shall have no responsibility whatsoever for any damage to, any furniture, machinery, goods, inventory or supplies, or other personal property or fixtures which Tenant may keep or maintain in the Premises, or any leasehold improvements, additions or alterations within the Premises.

B. TENANT'S INSURANCE. Tenant shall procure at Tenant's sole cost and expense and keep in effect from the date of this Lease and at all times until the end of the Term the following:

        (1) PROPERTY INSURANCE. Insurance on all personal property and fixtures of Tenant and all improvements, additions or alterations made by or for Tenant to the Premises on an "All Risk" basis, insuring such property for the full replacement value of such property.

        (2) LIABILITY INSURANCE. Commercial General Liability insurance covering bodily injury and property damage liability occurring in or about the Premises or arising out of the use and occupancy of the Premises and the Project, and any part of either, and any areas adjacent thereto, and the business operated by Tenant or by any other occupant of the Premises. Such insurance shall include contractual liability coverage insuring all of Tenant's indemnity obligations under this Lease. Such coverage shall have a minimum combined single limit of liability of at least Two Million Dollars ($2,000,000.00), and a minimum general aggregate limit of Three Million Dollars ($3,000,000.00), with an "Additional Insured - Managers or Lessors of Premises Endorsement" and the "Amendment of the Pollution Exclusion Endorsement." All such policies shall be written to apply to all bodily injury (including death), property damage or loss, personal and advertising injury and other covered loss, however occasioned, occurring during the policy term, shall be endorsed to add Landlord and any party holding an interest to which this Lease may be subordinated as an additional insured, and shall provide that such coverage shall be "PRIMARY" and non-contributing with any insurance maintained by Landlord, which shall be excess insurance only. Such coverage shall also contain endorsements including employees as additional insureds if not covered by Tenant's Commercial General Liability Insurance. All such insurance shall provide for the severability of interests of insureds; and shall be written on an "OCCURRENCE" basis, which shall afford coverage for all claims based on acts, omissions, injury and damage, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period.

        (3) WORKERS' COMPENSATION AND EMPLOYERS' LIABILITY INSURANCE. Workers' Compensation Insurance as required by any Regulation, and Employers' Liability Insurance in amounts not less than One Million Dollars ($1,000,000) each accident for bodily injury by accident; One Million Dollars ($1,000,000) policy limit for bodily injury by disease; and One Million Dollars ($1,000,000) each employee for bodily injury by disease.

        (4) COMMERCIAL AUTO LIABILITY INSURANCE. Commercial auto liability insurance with a combined limit of not less than One Million Dollars ($1,000,000) for bodily injury and property damage for each accident. Such insurance shall cover liability relating to any auto (including owned, hired and non-owned autos).

        (5) ALTERATIONS REQUIREMENTS. In the event Tenant shall desire to perform any Alterations, Tenant shall deliver to Landlord, prior to commencing such Alterations (i) evidence satisfactory to Landlord that Tenant carries "Builder's Risk" insurance covering construction of such Alterations in an amount and form approved by Landlord, (ii) such other insurance as Landlord shall nondiscriminatorily require, and (iii) a lien and completion bond or other security in form and amount satisfactory to Landlord.

        (6) GENERAL INSURANCE REQUIREMENTS. All coverages described in this Paragraph 8.B shall be endorsed to (i) provide Landlord with thirty (30) days' notice of cancellation or change in terms; and (ii) waive all rights of subrogation by the insurance carrier against Landlord. If at any time during the Term the amount or coverage of insurance which Tenant is required to carry under this Paragraph 8.B is, in Landlord's reasonable judgment, materially less than the amount or type of insurance coverage typically carried by owners or tenants of properties located in the general area in which the Premises are located which are similar to and operated for similar purposes as the Premises or if Tenant's use of the Premises should change with or without Landlord's consent, Landlord shall have the right to require Tenant to increase the amount or change the types of insurance coverage required under this Paragraph 8.B. All insurance policies required to be carried by Tenant under this Lease shall be written by companies rated A X or better in "Best's Insurance Guide" and authorized to do business in the State of California. In any event deductible amounts under all insurance policies required to be carried by Tenant under this Lease shall not exceed Five Thousand Dollars ($5,000.00) per occurrence. Tenant shall deliver to Landlord on or before the Term Commencement Date, and thereafter at least thirty (30) days before the expiration dates of the expired policies, certified copies of Tenant's insurance policies, or a certificate evidencing the same issued by the insurer thereunder; and, if Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent.

C. INDEMNIFICATION. Tenant shall indemnify, defend by counsel reasonably acceptable to Landlord, protect and hold Landlord, Spieker Properties, Inc., and each of their respective directors, shareholders, partners, lenders, members, managers, contractors, affiliates, and employees (collectively, "LANDLORD INDEMNITIES") harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses, including reasonable attorneys' and consultants' fees and court costs, demands, causes of action, or judgments, directly or indirectly arising out of or related to: (1) claims of injury to or death of persons or damage to property or business loss occurring or resulting directly or indirectly from the use or occupancy of the Premises, Building or Project by Tenant or Tenant's Parties, or from activities or failures to act of Tenant or Tenant's Parties; (2) claims arising from work or labor performed, or for materials or supplies furnished to or at the request of Tenant in connection with performance of any work done for the account of Tenant within the Premises or Project; (3) claims arising from any breach or default on the part of Tenant in the performance of any covenant contained in this Lease; and (4) claims arising from the negligence or intentional acts or omissions of Tenant or Tenant's Parties. The foregoing indemnity by Tenant shall not be applicable to claims to the extent arising from the gross negligence or willful misconduct of Landlord or its agents, contractors, employees or representatives. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of or damage to any person or property or business loss in or about the Premises, Building or Project by or from any cause whatsoever (other than Landlord's gross negligence or willful misconduct) and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the Premises, Building or Project, or caused by gas, fire, oil or electricity in, on or about the Premises, Building or Project, acts of God or of third parties, or any matter outside of the reasonable control of Landlord. The provisions of this Paragraph shall survive the expiration or earlier termination of this Lease.

D. Landlord shall indemnify, defend by counsel reasonably acceptable to Tenant, protect and hold Tenant harmless from and against any and all claims, liabilities, losses, costs, damages, injuries or expenses, including reasonable attorneys' and consultants' fees and court costs, demands, causes of action, or judgments arising out of or relating to the gross negligence or willful misconduct of Landlord or Landlord's agents, employees or invitees. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Landlord shall in no event be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Premises, Building or Project, including without limitation the common areas, whether caused by theft, fire, rain or water leakage of any character from the roof, walls, plumbing, sprinklers, pipes, basement or any other portion of the Premises, Building or Project, or caused by gas, fire, oil or electricity in, on or about the Premises, Building or Project, or from any other systems except in each case to the extent caused by the gross negligence or willful misconduct of Landlord, or by acts of God (including without limitation flood or earthquake), acts of a public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority or from any other cause whatsoever, or for any damage or inconvenience which may arise through repair, subject to and except as expressly otherwise provided in Paragraph 9 or 10 of this Lease. In addition, Landlord shall in no event be liable for (i) injury to Tenant's business or any loss of income or profit therefrom or from consequential damages, or (ii) sums up to the amount of insurance proceeds received by Tenant. The foregoing indemnity by Landlord shall not be applicable to claims to the extent arising from the negligence or willful misconduct of Tenant or Tenant's Parties. The foregoing indemnity by Landlord shall survive the expiration or earlier termination of this Lease.

                            9. WAIVER OF SUBROGATION

    Landlord and Tenant each waives any claim, loss or cost it might have against the other for any injury to or death of any person or persons, or damage to or theft, destruction, loss, or loss of use of any property (a "LOSS"), to the extent the same is insured against (or is required to be insured against under the terms hereof) under any property damage insurance policy covering the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, regardless of whether the negligence of the other party caused such Loss.

                     10. LANDLORD'S REPAIRS AND MAINTENANCE

    Landlord shall maintain in good repair, reasonable wear and tear excepted, at its sole cost and expense, the structural soundness of the roof, foundations, and exterior walls of the Building. The term "exterior walls" as used herein shall not include windows, glass or plate glass, doors, dock bumpers or dock plates, special storefronts or office entries. Subject to Article 9 hereof, any damage caused by or repairs necessitated by any negligence or act of Tenant or Tenant's Parties may be repaired by Landlord at Landlord's option and Tenant's expense. Tenant shall immediately give Landlord written notice of any defect or need of repairs in such components of the Building for which Landlord is responsible, after which Landlord shall have a reasonable opportunity and the right to enter the Premises at all reasonable times to repair same. Landlord's liability with respect to any defects, repairs, or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance, and there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of repairs, alterations or improvements in or to any portion of the Premises, the Building or the Project or to fixtures, appurtenances or equipment in the Building, except as provided in Paragraph 24.By taking possession of the Premises, Tenant accepts them "as is," as being in good order, condition and repair and the condition in which Landlord is obligated to deliver them and suitable for the Permitted Use and Tenant's intended operations in the Premises, whether or not any notice of acceptance is given.

                      11. TENANT'S REPAIRS AND MAINTENANCE

Tenant shall at all times during the Term at Tenant's expense maintain all parts of the Premises and such portions of the Building as are within the exclusive control of Tenant in a first-class, good, clean and secure condition and promptly make all necessary repairs and replacements, as determined by Landlord, including but not limited to, all windows, glass, doors, walls, including demising walls, and wall finishes, floors and floor covering, heating, ventilating and air conditioning systems, ceiling insulation, truck doors, hardware, dock bumpers, dock plates and levelers, plumbing work and fixtures, downspouts, entries, skylights, smoke hatches, roof vents, electrical and lighting systems, and fire sprinklers, with materials and workmanship of the same character, kind and quality as the original. Tenant shall at Tenant's expense also perform regular removal of trash and debris. If Tenant uses rail and if required by the railroad company, Tenant agrees to sign a joint maintenance agreement governing the use of the rail spur, if any. Tenant shall, at Tenant's own expense, enter into a regularly scheduled preventative maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within or serving the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective and a copy thereof delivered to Landlord within thirty (30) days after the Term Commencement Date. Landlord may, upon notice to Tenant, if Tenant fails to enter into a service contract as required hereunder, enter into such a service contract on behalf of Tenant or perform the work and in either case charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead. Notwithstanding anything to the contrary contained herein, but subject to Article 9, Tenant shall, at its expense, promptly repair any damage to the Premises or the Building or Project resulting from or caused by any negligence or act of Tenant or Tenant's Parties. Nothing herein shall expressly or by implication render Tenant Landlord's agent or contractor to effect any repairs or maintenance required of Tenant under this Paragraph 11, as to all of which Tenant shall be solely responsible. To the extent that such repairs, maintenance or improvements is required to be performed pursuant to this Lease, Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct any repair, maintenance or improvements to the Premises (not including any repairs, maintenance or improvements to any personal property of Tenant) (a) occasioned by fire, acts of God or other casualty described in Paragraph 24 hereof or by the exercise of eminent domain, or (b) which could be treated as a capital expenditure in accordance with Paragraph 7(3)(b) hereof. Tenant shall, however, pay for its share of the repairs described in (b) of the proceeding sentence to the extent that such costs are expressly included in the definition of Operating Expenses. Notwithstanding anything to the contrary in this Paragraph 11, should Tenant be required to make repairs to the heating, ventilating and air conditioning systems, Landlord shall reimburse Tenant for such repairs, if any, up to a maximum amount of seven thousand dollars ($7,000). Said repairs, if any, shall be completed prior to July 31, 2000. Tenant shall deliver to Landlord copies of any invoices along with a written request for reimbursement and Landlord shall reimburse Tenant within thirty (30) days of Tenants written request.

                                 12. ALTERATIONS

A. Tenant shall not make, or allow to be made, any alterations, physical additions, improvements or partitions, including without limitation the attachment of any fixtures or equipment, in, about or to the Premises ("ALTERATIONS") costing in excess of Fifteen Thousand Dollars ($15,000) in any given Lease year (excluding any Alteration affecting the structure of the Premises which shall always require consent), without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld with respect to proposed Alterations which: (a) comply with all applicable Regulations; (b) are, in Landlord's reasonable opinion, compatible with the Building or the Project and its mechanical, plumbing, electrical, heating/ventilation/air conditioning systems, and will not cause the Building or Project or such systems to be required to be modified to comply with any Regulations (including, without limitation, the Americans With Disabilities
Act); and (c) will not interfere with the use and occupancy of any other portion of the Building or Project by any other tenant or its invitees. Specifically, but without limiting the generality of the foregoing, Landlord shall have the right of written consent for all plans and specifications for the proposed Alterations, construction means and methods, all appropriate permits and licenses, any contractor or subcontractor to be employed on the work of Alterations, and the time for performance of such work, and may impose rules and regulations for contractors and subcontractors performing such work. Tenant shall also supply to Landlord any documents and information reasonably requested by Landlord in connection with Landlord's consideration of a request for approval hereunder. Tenant shall cause all Alterations to be accomplished in a first-class, good and workmanlike manner, and to comply with all applicable Regulations and Paragraph 27 hereof. Tenant shall at Tenant's sole expense, perform any additional work required under applicable Regulations due to the Alterations hereunder. No review or consent by Landlord of or to any proposed Alteration or additional work shall constitute a waiver of Tenant's obligations under this Paragraph 12. Tenant shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such Alterations, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said plans and specifications. All such Alterations shall remain the property of Tenant until the expiration or earlier termination of this Lease, at which time they shall be and become the property of Landlord; provided, however, that Landlord may, at Landlord's option, require that Tenant, at Tenant's expense, remove any or all Alterations made by Tenant and restore the Premises by the expiration or earlier termination of this Lease, to their condition existing prior to the construction of any such Alterations. All such removals and restoration shall be accomplished in a first-class and good and workmanlike manner so as not to cause any damage to the Premises or Project whatsoever. If Tenant fails to remove such Alterations or Tenant's trade fixtures or furniture or other personal property, Landlord may keep and use them or remove any of them and cause them to be stored or sold in accordance with applicable law, at Tenant's sole expense. In addition to and wholly apart from Tenant's obligation to pay Tenant's Proportionate Share of Operating Expenses, Tenant shall be responsible for and shall pay prior to delinquency any taxes or governmental service fees, possessory interest taxes, fees or charges in lieu of any such taxes, capital levies, or other charges imposed upon, levied with respect to or assessed against its fixtures or personal property, on the value of Alterations within the Premises, and on Tenant's interest pursuant to this Lease, or any increase in any of the foregoing based on such Alterations. To the extent that any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced to Tenant by Landlord.

B. In compliance with Paragraph 27 hereof, at least ten (10) business days before beginning construction of any Alteration, Tenant shall give Landlord written notice of the expected commencement date of that construction to permit Landlord to post and record a notice of non-responsibility. Upon substantial completion of construction, if the law so provides, Tenant shall cause a timely notice of completion to be recorded in the office of the recorder of the county in which the Building is located.

                                    13. SIGNS

Tenant shall not place, install, affix, paint or maintain any signs, notices, graphics or banners whatsoever or any window decor which is visible in or from public view or corridors, the common areas or the exterior of the Premises or the Building, in or on any exterior window or window fronting upon any common areas or service area or upon any truck doors or man doors without Landlord's prior written approval which Landlord shall have the right to withhold in its absolute and sole discretion; provided that Tenant's name shall be included in any Building-standard door and directory signage, if any, in accordance with Landlord's Building signage program, including without limitation, payment by Tenant of any fee charged by Landlord for maintaining such signage, which fee shall constitute Additional Rent hereunder. Any installation of signs, notices, graphics or banners on or about the Premises or Project approved by Landlord shall be subject to any Regulations and to any other reasonable requirements imposed by Landlord. Tenant shall remove all such signs or graphics by the expiration or any earlier termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the Premises, Building or Project and any other improvements contained therein, and Tenant shall repair any injury or defacement including without limitation discoloration caused by such installation or removal.

                         14. INSPECTION/POSTING NOTICES

After reasonable notice, except in emergencies where no such notice shall be required, Landlord and Landlord's agents and representatives, shall have the right to enter the Premises to inspect the same, to clean, to perform such work as may be permitted or required hereunder, to make repairs, improvements or alterations to the Premises, Building or Project or to other tenant spaces therein, to deal with emergencies, to post such notices as may be permitted or required by law to prevent the perfection of liens against Landlord's interest in the Project or to exhibit the Premises to prospective tenants, purchasers, encumbrancers or to others, or for any other purpose as Landlord may deem necessary or desirable; provided, however, that Landlord shall use reasonable efforts not to unreasonably interfere with Tenant's business operations. So long as Landlord uses commercially reasonable efforts not to unreasonably interfere with Tenant's business operations, Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry and Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not be construed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof. At any time within six (6) months prior to the expiration of the Term or following any earlier termination of this Lease or agreement to terminate this Lease, Landlord shall have the right to erect on the Premises, Building and/or Project a suitable sign indicating that the Premises are available for lease.

                           15. SERVICES AND UTILITIES

A. Tenant shall (where practicable) contract for and pay directly when due, for all water, gas, heat, air conditioning, light, power, telephone, sewer, sprinkler charges, cleaning, waste disposal and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities and shall furnish all electric light bulbs, ballasts and tubes. If any such services are not separately billed or metered to Tenant, Tenant shall pay an equitable proportion, as determined in good faith by Landlord, of all charges billed or metered with other premises. All sums payable under this Paragraph 15 shall constitute Additional Rent hereunder.

B. Tenant acknowledges that Tenant has inspected and accepts the water, electricity, heat and air conditioning and other utilities and services being supplied or furnished to the Premises as of the date Tenant takes possession of the Premises, if any, as being sufficient in their present condition, "as is," for the Permitted Use, and for Tenant's intended operations in the Premises. Landlord shall have no obligation to provide additional or after-hours electricity, heating or air conditioning, but if Landlord elects to provide such services at Tenant's request, Tenant shall pay upon demand to Landlord a reasonable charge for such services as determined by Landlord. Tenant agrees to keep and cause to be kept closed all window covering when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all of the regulations and requirements which Landlord may prescribe for the proper functioning and protection of electrical, heating, ventilating and air conditioning systems. Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

C. Tenant shall not without written consent of Landlord use any apparatus, equipment or device in the Premises, including without limitation, computers, electronic data processing machines, copying machines, and other machines, using excess lighting or using electric current, water, or any other resource in excess of or which will in any way increase the amount of electricity, water, or any other resource being furnished or supplied for the use of the Premises for reasonable and normal office use, in each case as of the date Tenant takes possession of the Premises and as reasonably determined by Landlord, or which will require additions or alterations to or interfere with the Building power distribution systems; nor connect with electric current, except through existing electrical outlets in the Premises or water pipes, any apparatus, equipment or device for the purpose of using electrical current, water, or any other resource. If Tenant shall require water or electric current or any other resource in excess of that being furnished or supplied for the use of the Premises as of the date Tenant takes possession of the Premises, if any, as determined by Landlord, Tenant shall first procure the written consent of Landlord which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use. Tenant shall pay directly to Landlord upon demand as an addition to and separate from payment of Operating Expenses the cost of all such additional resources, energy, utility service and meters (and of installation, maintenance and repair thereof and of any additional circuits or other equipment necessary to furnish such additional resources, energy, utility or service). Landlord shall in no case be liable for any damages directly or indirectly resulting from nor shall the Rent or any monies owed Landlord under this Lease herein reserved be abated by reason of: (a) the installation, use or interruption of use of any equipment used in connection with the furnishing of any such utilities or services, or any change in the character or means of supplying or providing any such utilities or services or any supplier thereof; (b) the failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, or otherwise, or because of any interruption of service due to Tenant's use of water, electric current or other resource in excess of that being supplied or furnished for the use of the Premises as of the date Tenant takes possession of the Premises; or (c) the inadequacy, limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or Project otherwise; or (d) the partial or total unavailability of any such utilities or services to the Premises or the Building or the diminution in the quality or quantity thereof, whether by Regulation or otherwise; or (e) any interruption in Tenant's business operations as a result of any such occurrence; nor shall any such occurrence constitute an actual or constructive eviction of Tenant or a breach of an implied warranty by Landlord. Landlord shall further have no obligation to protect or preserve any apparatus, equipment or device installed by Tenant in the Premises, including without limitation by providing additional or after-hours heating or air conditioning. Landlord shall be entitled to cooperate voluntarily and in a reasonable manner with the efforts of national, state or local governmental agencies or utility suppliers in reducing energy or other resource consumption. The obligation to make services available hereunder shall be subject to the limitations of any such voluntary, reasonable program. In addition, Landlord reserves the right to change the supplier or provider of any such utility or service from time to time. Landlord may, but shall not be obligated to, upon notice to Tenant, contract with or otherwise obtain any electrical or other such service for or with respect to the Premises or Tenant's operations therein from any supplier or provider of any such service. Tenant shall cooperate with Landlord and any supplier or provider of such services designated by Landlord from time to time to facilitate the delivery of such services to Tenant at the Premises and to the Building and Project, including without limitation allowing Landlord and Landlord's suppliers or providers, and their respective agents and contractors, reasonable access to the Premises for the purpose of installing, maintaining, repairing, replacing or upgrading such service or any equipment or machinery associated therewith.

                                16. SUBORDINATION

Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be and is hereby declared to be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises and/or the land upon which the Premises and Project are situated, or both; and (b) any



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mortgage or deed of trust which may now exist or be placed upon the Building, the Project and/or the land upon which the Premises or the Project are situated, or said ground leases or underlying leases, or Landlord's interest or estate in any of said items which is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord provided that Tenant shall not be disturbed in its possession under this Lease by such successor in interest so long as Tenant is not in default under this Lease. Within ten (10) days after request by Landlord, Tenant shall execute and deliver any reasonable additional documents evidencing Tenant's attornment or the subordination of this Lease with respect to any such ground leases or underlying leases or any such mortgage or deed of trust, in the form requested by Landlord or by any ground landlord, mortgagee, or beneficiary under a deed of trust, subject to such nondisturbance requirement. If requested in writing by Tenant, Landlord shall use commercially reasonable efforts to obtain a subordination, nondisturbance and attornment agreement for the benefit of Tenant reflecting the foregoing from any ground landlord, mortgagee or beneficiary, at Tenant's expense, subject to such other terms and conditions as the ground landlord, mortgagee or beneficiary may require.

                            17. FINANCIAL STATEMENTS

At the request of Landlord from time to time, Tenant shall provide to Landlord Tenant's and any guarantor's current financial statements or other information discussing financial worth of Tenant and any guarantor, which Landlord shall use solely for purposes of this Lease and in connection with the ownership, management, financing and disposition of the Project.

                            18. ESTOPPEL CERTIFICATE

Tenant agrees from time to time, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, that this Lease has not been modified (or stating all modifications, written or oral, to this Lease), the date to which Rent has been paid, the unexpired portion of this Lease, that there are no current defaults by Landlord or Tenant under this Lease (or specifying any such defaults), that the leasehold estate granted by this Lease is the sole interest of Tenant in the Premises and/or the land at which the Premises are situated, and such other matters pertaining to this Lease as may be reasonably requested by Landlord or any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. Failure by Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included are true and correct without exception. Tenant agrees that if Tenant fails to execute and deliver such certificate within such ten- (10) day period, Landlord may execute and deliver such certificate on Tenant's behalf and that such certificate shall be binding on Tenant. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or Project or any interest therein. The parties agree that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease, and shall be an event of default (without any cure period that might be provided under Paragraph 26.A(3) of this Lease) if Tenant fails to fully comply or makes any material misstatement in any such certificate.

                              19. SECURITY DEPOSIT

Tenant agrees to deposit with Landlord upon execution of this Lease, a security deposit as stated in the Basic Lease Information (the "SECURITY DEPOSIT"), which sum shall be held and owned by Landlord, without obligation to pay interest, as security for the performance of Tenant's covenants and obligations under this Lease. Landlord is hereby granted a security interest in the Security Deposit in accordance with applicable provisions of the California Commercial Code The Security Deposit is not an advance rental deposit or a measure of damages incurred by Landlord in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may from time to time, without prejudice to any other remedy provided herein or by law, use such fund as a credit to the extent necessary to credit against any arrears of Rent or other payments due to Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default, and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security Deposit to its original amount. Any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this Lease that all of Tenant's obligations under this Lease have been fulfilled, reduced by such amounts as may be required by Landlord to remedy defaults on the part of Tenant in the payment of Rent or other obligations of Tenant under this Lease, to repair damage to the Premises, Building or Project caused by Tenant or any Tenant's Parties and to clean the Premises. Landlord may use and commingle the Security Deposit with other funds of Landlord. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all other provisions of any Regulations, now or hereinafter in force, which restricts the amount or types of claim that a landlord may make upon a security deposit or imposes upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits.

                       20. LIMITATION OF TENANT'S REMEDIES

The obligations and liability of Landlord to Tenant for any default by Landlord under the terms of this Lease are not personal obligations of Landlord or of the individual or other partners of Landlord or its or their partners, directors, officers, or shareholders, and Tenant agrees to look solely to Landlord's interest in the Project for the recovery of any amount from Landlord, and shall not look to other assets of Landlord nor seek recourse against the assets of the individual or other partners of Landlord or its or their partners, directors, officers or shareholders. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust on the Project. Under no circumstances shall Tenant have the right to offset against or recoup Rent or other payments due and to become due to Landlord hereunder except as expressly provided in this Lease, which Rent and other payments shall be absolutely due and payable hereunder in accordance with the terms hereof. In no case shall Landlord be liable to Tenant for any lost profits, damage to business, or any form of special, indirect or consequential damage on account of any breach of this Lease or otherwise, notwithstanding anything to the contrary contained in this Lease.

                          21. ASSIGNMENT AND SUBLETTING

        A. (1) GENERAL. This Lease has been negotiated to be and is granted as an accommodation to Tenant. Accordingly, this Lease is personal to Tenant, and Tenant's rights granted hereunder do not include the right to assign this Lease or sublease the Premises, or to receive any excess, either in installments or lump sum, over the Rent which is expressly reserved by Landlord as hereinafter provided, except as otherwise expressly hereinafter provided. Tenant shall not assign or pledge this Lease or sublet the Premises or any part thereof, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant, or suffer or permit any such assignment, pledge, subleasing or occupancy, without Landlord's prior written consent which shall not be unreasonably withheld or delayed on the terms and conditions provided herein. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice (the "TRANSFER NOTICE") at least forty-five
        (45) days prior to the anticipated effective date of the proposed assignment or sublease, which shall contain all of the information reasonably requested by Landlord to address Landlord's decision criteria specified hereinafter. Landlord shall then have a period of fifteen (15) days following receipt of the Transfer Notice to notify Tenant in writing that Landlord elects either: (i) to terminate this Lease as to the space so affected as of the date so requested by Tenant; or (ii) to consent to the proposed assignment or sublease, subject, however, to Landlord's prior written consent of the proposed



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        assignee or subtenant and of any related documents or agreements associated with the assignment or sublease. If Landlord should fail to notify Tenant in writing of such election within said period, Landlord shall be deemed to have waived option (i) above, but written consent by Landlord of the proposed assignee or subtenant shall still be required. If Landlord does not exercise option (i) above, Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld. With respect to a proposed sublease, in the event Landlord fails to respond to Tenant's written request for consent within the above described fifteen (15) day period, Tenant may provide to Landlord a second written request for consent with resect to the same proposed sublease ("Tenant's Second Consent Request"). If Landlord fails to respond to Tenant's Second Consent Request within fifteen (15) business days following landlord's receipt thereof, and the proposed sublease is for less than 50% of the Premises, then Landlord's failure to respond shall be deemed to be Landlord's consent to such subtenant. If Landlord fails to respond to Tenant's Second Consent Request within fifteen (15) business days following landlord's receipt thereof, and the proposed sublease is for greater than 50% of the Premises, then Landlord's failure to respond shall be deemed to be Landlord's disapproval to such subtenant Consent to any assignment or subletting shall not constitute consent to any subsequent transaction to which this Paragraph 21 applies.

        (2) CONDITIONS OF LANDLORD'S CONSENT. Without limiting the other instances in which it may be reasonable for Landlord to withhold Landlord's consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold Landlord's consent in the following instances: if the proposed assignee does not agree to be bound by and assume the obligations of Tenant under this Lease in form and substance satisfactory to Landlord in the reasonable exercise of Landlord's discretion; the use of the Premises by such proposed assignee or subtenant would not be a Permitted Use or would violate any exclusivity or other arrangement which Landlord has with any other tenant or occupant or any Regulation or would increase the Occupancy Density or Parking Density of the Building or Project, or would otherwise result in an undesirable tenant mix for the Project as reasonably determined by Landlord; the proposed assignee or subtenant is not of sound financial condition as determined by Landlord in Landlord's reasonable discretion; the proposed assignee or subtenant is a governmental agency; the proposed assignee or subtenant does not have a good reputation as a tenant of property or a good business reputation; the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Project; the assignment or subletting would entail any Alterations which would lessen the value of the leasehold improvements in the Premises or use of any Hazardous Materials or other noxious use or use which may disturb other tenants of the Project; or Tenant is in default of any obligation of Tenant under this Lease beyond any applicable cure period, or Tenant has defaulted under this Lease on three (3) or more occasions during any twelve (12) months preceding the date that Tenant shall request consent. Failure by or refusal of Landlord to consent to a proposed assignee or subtenant shall not cause a termination of this Lease. Upon a termination under Paragraph 21.A.(1)(i), Landlord may lease the Premises to any party, including parties with whom Tenant has negotiated an assignment or sublease, without incurring any liability to Tenant. At the option of Landlord, a surrender and termination of this Lease shall operate as an assignment to Landlord of some or all subleases or subtenancies. Landlord shall exercise this option by giving notice of that assignment to such subtenants on or before the effective date of the surrender and termination. In connection with each request for assignment or subletting, Tenant shall pay to Landlord Landlord's standard fee for approving such requests, as well as all reasonable out-of-pocket costs incurred by Landlord or any mortgagee or ground lessor in approving each such request and effecting any such transfer, including, without limitation, reasonable attorneys' fees

BONUS RENT. Subject to Paragraph 21.A(1) above, any Rent or other consideration realized by Tenant under any such sublease or assignment in excess of the Rent payable hereunder (excluding consideration for the use of Tenant's telephone system, furniture or other services or equipment provided by Tenant to the proposed sublessee during the term of the proposed sublease, provided that such exclusions are made in good faith and are not above the market value for such equipment and/or services, as such market value is reasonably determined by Landlord and excluding any consideration paid for purchase of Tenant or Tenant's assets exclusive of that portion of the consideration paid which is attributable to the value of Tenant's interest in the Lease, as reasonably determined by Landlord and Tenant), after amortization of a reasonable brokerage commission, reasonable attorneys' fees and the actual cost of tenant improvements made solely in connection with such assignment or sublease in the portion of the Premises with respect thereto, each as incurred by Tenant, shall be divided and paid twenty-five percent (25%) to Tenant, seventy-five percent (75%) to Landlord. In any subletting or assignment undertaken by Tenant, Tenant shall diligently seek to obtain the maximum rental amount available in the marketplace for comparable space available for primary leasing.

B. CORPORATION. If Tenant is a corporation, a transfer of corporate shares by sale, assignment, bequest, inheritance, operation of law or other disposition (including such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings) resulting in a change in the present control of such corporation or any of its parent corporations by the person or persons owning a majority of said corporate shares, shall constitute an assignment for purposes of this Lease.

C. UNINCORPORATED ENTITY. If Tenant is a partnership, joint venture, unincorporated limited liability company or other unincorporated business form, a transfer of the interest of persons, firms or entities responsible for managerial control of Tenant by sale, assignment, bequest, inheritance, operation of law or other disposition, so as to result in a change in the present control of said entity and/or of the underlying beneficial interests of said entity and/or a change in the identity of the persons responsible for the general credit obligations of said entity shall constitute an assignment for all purposes of this Lease.

D. LIABILITY. No assignment or subletting by Tenant, permitted or otherwise, shall relieve Tenant of any obligation under this Lease or any guarantor of this Lease of any liability under its guaranty or alter the primary liability of the Tenant named herein for the payment of Rent or for the performance of any other obligations to be performed by Tenant, including obligations contained in Paragraph 25 with respect to any assignee or subtenant. Landlord may collect rent or other amounts or any portion thereof from any assignee, subtenant, or other occupant of the Premises, permitted or otherwise, and apply the net rent collected to the Rent payable hereunder, but no such collection shall be deemed to be a waiver of this Paragraph 21, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the obligations of Tenant under this Lease or any guarantor of this Lease of any liability under its guaranty. Any assignment or subletting which conflicts with the provisions hereof shall be void.

E. PERMITTED TRANSFERS. An "Affiliate" means any entity that (i) controls, is controlled by, or is under common control with Tenant, (ii) results from the transfer of all or substantially all of Tenant's assets or stock, or (iii) results from the merger or consolidation of Tenant with another entity. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs. Notwithstanding anything to the contrary contained in this Lease, Landlord's consent is not required for and Landlord's recapture rights shall not apply to any assignment of this Lease or sublease of all or a portion of the Premises to an Affiliate so long as the following conditions are met: (a) at least ten (10) business days before any such assignment or sublease, Landlord receives written notice of such assignment or sublease (as well as any documents or information reasonably requested by Landlord regarding the proposed intended transfer and the transferee); (b) Tenant is not then and has not been in default under this Lease; (c) if the transfer is an assignment or any other transfer to an Affiliate other than a sublease, the intended assignee assumes in writing all of Tenant's obligations under this Lease relating to the Premises in form satisfactory to Landlord or, if the transfer is a sublease, the intended sublessee accepts the sublease in form satisfactory to Landlord; (d) the intended transferee has a tangible net worth, as evidenced by financial statements delivered to Landlord and certified by an independent certified public accountant in accordance with generally accepted accounting principles that are



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consistently applied, at least equal to Two Hundred Fifty Million Dollars
($250,000,000); (e) the Premises shall continue to be operated solely for the use specified in the Basic Lease Information; and (f) Tenant shall pay to Landlord all costs reasonably incurred by Landlord or any mortgagee or ground lessor for such assignment or subletting, including, without limitation, reasonable attorneys' fees. No transfer to an Affiliate in accordance with this subparagraph shall relieve Tenant named herein of any obligation under this Lease or alter the primary liability of Tenant named herein for the payment of Rent or for the performance of any other obligation to be performed by Tenant, including the obligations contained in Paragraph 25 with respect to any Affiliate.

                                  22. AUTHORITY

Landlord represents and warrants that it has full right and authority to enter into this Lease and to perform all of Landlord's obligations hereunder and that all persons signing this Lease on its behalf are authorized to do. Tenant and the person or persons, if any, signing on behalf of Tenant, jointly and severally represent and warrant that Tenant has full right and authority to enter into this Lease, and to perform all of Tenant's obligations hereunder, and that all persons signing this Lease on its behalf are authorized to do so.

                                23. CONDEMNATION

A. CONDEMNATION RESULTING IN TERMINATION. If the whole or any substantial part of the Premises should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the Permitted Use of the Premises, either party shall have the right to terminate this Lease at its option. If any material portion of the Building or Project is taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall have occurred.

B. CONDEMNATION NOT RESULTING IN TERMINATION. If a portion of the Project of which the Premises are a part should be taken or condemned for any public use under any Regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking prevents or materially interferes with the Permitted Use of the Premises, and this Lease is not terminated as provided in Paragraph 23.A. above, the Rent payable hereunder during the unexpired portion of this Lease shall be reduced, beginning on the date when the physical taking shall have occurred, to such amount as may be fair and reasonable under all of the circumstances, but only after giving Landlord credit for all sums received or to be received by Tenant by the condemning authority. Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all Rent payable hereunder by Tenant during the Term; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the Term.

C. AWARD. Landlord shall be entitled to (and Tenant shall assign to Landlord) any and all payment, income, rent, award or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance and Tenant shall have no claim against Landlord or otherwise for any sums paid by virtue of such proceedings, whether or not attributable to the value of any unexpired portion of this Lease, except as expressly provided in this Lease. Notwithstanding the foregoing, any compensation specifically and separately awarded Tenant for Tenant's personal property and moving costs, shall be and remain the property of Tenant.

D. WAIVER OF CCPSECTION 1265.130. Each party waives the provisions of California Civil Code Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease as a result of a partial taking.

                               24. CASUALTY DAMAGE

A. GENERAL. If the Premises or Building should be damaged or destroyed by fire, tornado, or other casualty (collectively, "CASUALTY"), Tenant shall give immediate written notice thereof to Landlord. Within thirty (30) days after Landlord's receipt of such notice, Landlord shall notify Tenant the amount of time, in Landlord's reasonable estimation, it will take to materially restore the Premises ("Landlord's Casualty Notice"). Landlord's reasonable determination shall be binding on Tenant.

B. WITHIN 180 DAYS. If the Premises or Building should be damaged by Casualty to such extent that material restoration can in Landlord's reasonable estimation be reasonably completed within one hundred eighty (180) days after the date of such notice and receipt of required permits for such restoration, this Lease shall not terminate except as set forth in subsection D below. Provided that insurance proceeds are received by Landlord to fully repair the damage, Landlord shall proceed to rebuild and repair the Premises diligently and in the manner determined by Landlord, except that Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed on or about the Premises or paid for by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy.

C. GREATER THAN 180 DAYS. If the Premises or Building should be damaged by Casualty to such extent that rebuilding or repairs cannot in Landlord's estimation be reasonably completed within one hundred eighty (180) days after the date of such notice and receipt of required permits for such rebuilding or repair, then Landlord shall have the option of either: (1) terminating this Lease effective upon the date of the occurrence of such damage, in which event the Rent shall be abated during the unexpired portion of this Lease; or (2) electing to rebuild or repair the Premises diligently and in the manner determined by Landlord. Landlord shall notify Tenant of its election within thirty (30) days after Landlord's receipt of notice of the damage or destruction. Notwithstanding the above, Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed, on or about the Premises or paid for by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement insurance proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy.

D. GREATER THAN 270 DAYS. If the Premises or Building should be damaged by Casualty to such extent that rebuilding or repairs cannot in Landlord's estimation be reasonably completed within two hundred seventy (270) days after receipt by Tenant of Landlord's Casualty Notice, then either party shall have the right to cancel this Lease by giving the other party written notice within ten (10) days from the date of Landlord's Casualty Notice or notice that Landlord has elected not to rebuild or repair the Premises. Said cancellation shall be effective thirty (30) days from the first day that either party gives its notice to cancel. If neither party elects to so cancel this Lease, Landlord shall proceed to rebuild and repair the Premises diligently and in the manner determined by Landlord, except that Landlord shall not be required to rebuild, repair or replace any part of any Alterations which may have been placed on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be abated proportionately, but only to the extent of rental abatement proceeds received by Landlord during the time and to the extent the Premises are unfit for occupancy.

E. TENANT'S FAULT. Notwithstanding anything herein to the contrary, if the Premises or any other portion of the Building are damaged by Casualty resulting from the fault, negligence, or breach of this Lease by Tenant or any of Tenant's Parties, Base Rent and

Additional Rent shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

F. INSURANCE PROCEEDS. Notwithstanding anything herein to the contrary, if the Premises or Building are damaged or destroyed and are not fully covered by the insurance proceeds received by Landlord (excluding any applicable deductible) or if the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then in either case Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty
(30) days after the date of notice to Landlord that said damage or destruction is not fully covered by insurance or such requirement is made by any such holder, as the case may be, whereupon this Lease shall terminate.

G. WAIVER. This Paragraph 24 shall be Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises or the Building. As a material inducement to Landlord entering into this Lease, Tenant hereby waives any rights it may have under Sections 1932, 1933(4), 1941 or 1942 of the Civil Code of California with respect to any destruction of the Premises, Landlord's obligation for tenantability of the Premises and Tenant's right to make repairs and deduct the expenses of such repairs, or under any similar law, statute or ordinance now or hereafter in effect.

H. TENANT'S PERSONAL PROPERTY. In the event of any damage or destruction of the Premises or the Building, under no circumstances shall Landlord be required to repair any injury or damage to, or make any repairs to or replacements of, Tenant's personal property.

                                25. HOLDING OVER

Unless Landlord expressly consents in writing to Tenant's holding over, Tenant shall be unlawfully and illegally in possession of the Premises, whether or not Landlord accepts any rent from Tenant or any other person while Tenant remains in possession of the Premises without Landlord's written consent. If Tenant shall retain possession of the Premises or any portion thereof without Landlord's consent following the expiration of this Lease or sooner termination for any reason, then Tenant shall pay to Landlord for each day of such retention the greater of one hundred and fifty percent (150%) of the amount of daily rental as of the last month prior to the date of expiration or earlier termination or 150.0% of the then current market rent for similar space in Mountain View, whichever is greater. Tenant shall also indemnify, defend, protect and hold Landlord harmless from any loss, liability or cost, including consequential and incidental damages and reasonable attorneys' fees, incurred by Landlord resulting from delay by Tenant in surrendering the Premises, including, without limitation, any claims made by the succeeding tenant founded on such delay. Acceptance of Rent by Landlord following expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, shall not constitute a renewal of this Lease, and nothing contained in this Paragraph 25 shall waive Landlord's right of reentry or any other right. Additionally, if upon expiration or earlier termination of this Lease, or following demand by Landlord for possession of the Premises, Tenant has not fulfilled its obligation with respect to repairs and cleanup of the Premises or any other Tenant obligations as set forth in this Lease, then Landlord shall have the right to perform any such obligations as it deems necessary at Tenant's sole cost and expense, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of this Paragraph 25 shall apply. The provisions of this Paragraph 25 shall survive any expiration or earlier termination of this Lease.

                                   26. DEFAULT

A. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default on the part of Tenant:

        (1) ABANDONMENT. Abandonment of the Premises for a continuous period in excess of five (5) days. Tenant waives any right to notice Tenant may have under Section 1951.3 of the Civil Code of the State of California, the terms of this Paragraph 26.A. being deemed such notice to Tenant as required by said Section 1951.3.

        (2) NONPAYMENT OF RENT. Failure to pay any installment of Rent or any other amount due and payable hereunder upon the date when said payment is due, as to which time is of the essence.

        (3) OTHER OBLIGATIONS. Failure to perform any obligation, agreement or covenant under this Lease other than those matters specified in subparagraphs (1) and (2) of this Paragraph 26.A., and in Paragraphs 8, 16, 18 and 25, such failure continuing for fifteen (15) days after written notice of such failure, as to which time is of the essence;provided, however, that if it would reasonably take more than fifteen (15) days to cure such default, Tenant shall not be in default hereunder if Tenant commences a cure within such fifteen (15) day period and diligently prosecutes such cure to completion within a forty five day period. Notwithstanding anything to the contrary contained in this Lease, the following shall constitute an event of default under this Paragraph 26.A(3) without any such notice or lapse of time: (i) failure to provide an estoppel certificate when and as required under Paragraph 18 hereof; (ii) failure to maintain insurance required under Paragraph 8 hereof; (iii) failure to vacate the Premises upon the expiration or earlier termination of this Lease; (iv) failure to comply with any obligation under this Lease pertaining to Hazardous Materials; (v) any other matter provided for in another subparagraph of this Paragraph 26.A or for which another time limit is provided elsewhere in this Lease.

        (4) GENERAL ASSIGNMENT. A general assignment by Tenant for the benefit of creditors.

        (5) BANKRUPTCY. The filing of any voluntary petition in bankruptcy by Tenant, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of thirty
        (30) days. If under applicable law, the trustee in bankruptcy or Tenant has the right to affirm this Lease and continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

        (6) RECEIVERSHIP. The employment of a receiver to take possession of substantially all of Tenant's assets or the Premises, if such appointment remains undismissed or undischarged for a period of fifteen
        (15) days after the order therefor.

        (7) ATTACHMENT. The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or Tenant's leasehold of the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of fifteen (15) days after the levy thereof.

        (8) INSOLVENCY. The admission by Tenant in writing of its inability to pay its debts as they become due.

B.      REMEDIES UPON DEFAULT.

        (1) TERMINATION. In the event of the occurrence of any event of default, Landlord shall have the right to give a written termination notice to Tenant, and on the date specified in such notice, Tenant's right to possession shall terminate, and this Lease shall terminate unless on or before such date all Rent in arrears and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other events of default of this Lease by Tenant at the time existing shall have been fully remedied to the satisfaction of Landlord. At any time after such termination, Landlord may recover possession of the Premises or any part thereof and expel and remove therefrom Tenant and any other person occupying the same, including any subtenant or subtenants notwithstanding Landlord's consent to any sublease, by any lawful means, and again repossess and enjoy the Premises without prejudice to any of the remedies that Landlord may have under this Lease, or at law or equity by any reason of Tenant's default or of such termination. Landlord hereby reserves the right, but shall not have the obligation, to recognize the continued possession of any subtenant. The delivery or surrender to Landlord by or on behalf of Tenant of keys, entry codes, or other means to bypass security at the Premises shall not terminate this Lease.

        (2) CONTINUATION AFTER DEFAULT. Even though an event of default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession under Paragraph 26.B.(1) hereof. Landlord shall have the remedy described in California Civil Code Section 1951.4 ("Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations"), or any successor code section. Accordingly, if Landlord does not elect to terminate this Lease on account of any event of default by Tenant, Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent as it becomes due. Acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver under application of Landlord to protect Landlord's interest under this Lease or other entry by Landlord upon the Premises shall not constitute an election to terminate Tenant's right to possession.

        (3) INCREASED SECURITY DEPOSIT. If Tenant is in default under Paragraph 26.A.(2) hereof and such default remains uncured for ten (10) days after such occurrence or such default occurs more than three times in any twelve (12) month period, Landlord may require that Tenant increase the Security Deposit to the amount of three times the current month's Rent at the time of the most recent default.

C. DAMAGES AFTER DEFAULT. Should Landlord terminate this Lease pursuant to the provisions of Paragraph 26.B.(1) hereof, Landlord shall have the rights and remedies of a Landlord provided by Section 1951.2 of the Civil Code of the State of California, or any successor code sections. Upon such termination, in addition to any other rights and remedies to which Landlord may be entitled under applicable law or at equity, Landlord shall be entitled to recover from
Tenant: (1) the worth at the time of award of the unpaid Rent and other amounts which had been earned at the time of termination, (2) the worth at the time of award of the amount by which the unpaid Rent and other amounts that would have been earned after the date of termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided;
(3) the worth at the time of award of the amount by which the unpaid Rent and other amounts for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could be reasonably avoided; and
(4) any other amount and court costs necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. The "worth at the time of award" as used in (1) and (2) above shall be computed at the Applicable Interest Rate (defined below). The "worth at the time of award" as used in (3) above shall be computed by discounting such amount at the Federal Discount Rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). If this Lease provides for any periods during the Term during which Tenant is not required to pay Base Rent or if Tenant otherwise receives a Rent concession, then upon the occurrence of an event of default, Tenant shall owe to Landlord the full amount of such Base Rent or value of such Rent concession, plus interest at the Applicable Interest Rate, calculated from the date that such Base Rent or Rent concession would have been payable.

D. LATE CHARGE. In addition to its other remedies, Landlord shall have the right without notice or demand to add to the amount of any payment required to be made by Tenant hereunder, and which is not paid and received by Landlord on or before the first day of each calendar month, an amount equal to five percent (5%) of the delinquent amount, or $150.00, whichever amount is greater, for each month or portion thereof that the delinquency remains outstanding to compensate Landlord for the loss of the use of the amount not paid and the administrative costs caused by the delinquency, the parties agreeing that Landlord's damage by virtue of such delinquencies would be extremely difficult and impracticable to compute and the amount stated herein represents a reasonable estimate thereof. Any waiver by Landlord of any late charges or failure to claim the same shall not constitute a waiver of other late charges or any other remedies available to Landlord.

E. INTEREST. Interest shall accrue on all sums not paid when due hereunder at the lesser of eighteen percent (18%) per annum or the maximum interest rate allowed by law ("APPLICABLE INTEREST RATE") from the due date until paid.

F. REMEDIES CUMULATIVE. All of Landlord's rights, privileges and elections or remedies are cumulative and not alternative, to the extent permitted by law and except as otherwise provided herein.

REPLACEMENT OF STATUTORY NOTICE REQUIREMENTS. When this Lease requires service of a notice, that notice shall replace rather than supplement any equivalent or similar statutory notice, including any notice required by California Code of Civil Procedure Section 1161 or any similar or successor statute. When a statute requires service of a notice in a particular manner, service of that notice (or a similar notice required by this Lease) in the manner required by this Paragraph 26 shall replace and satisfy the statutory service-of-notice procedures, including those required by California Code of Civil Procedure
Section 1162 or any similar or successor statute.

                                    27. LIENS

Tenant shall at all times keep the Premises and the Project free from liens arising out of or related to work or services performed, materials or supplies furnished or obligations incurred by or on behalf of Tenant or in connection with work made, suffered or done by or on behalf of Tenant in or on the Premises or Project. If Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as Landlord shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord on behalf of Tenant and all expenses incurred by Landlord in connection therefor shall be payable to Landlord by Tenant on demand with interest at the Applicable Interest Rate as Additional Rent. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Project and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give Landlord not less than ten (10) business days prior written notice of the commencement of any work in the Premises or Project which could lawfully give rise to a claim for mechanics' or materialmen's liens to permit Landlord to post and record a timely notice of non-responsibility, as Landlord may elect to proceed or as the law may from time to time provide, for which purpose, if Landlord shall so determine, Landlord may enter the Premises. Tenant shall not remove any such notice posted by Landlord without Landlord's consent, and in any event not before completion of the work which could lawfully give rise to a claim for mechanics' or materialmen's liens.

                    28. SUBSTITUTION [INTENTIONALLY DELETED]

                            29. TRANSFERS BY LANDLORD

In the event of a sale or conveyance by Landlord of the Building or a foreclosure by any creditor of Landlord, the same shall operate to release Landlord from any liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, to the extent required to be performed after the passing of title to Landlord's successor-in-interest; provided that Landlord delivers the Security Deposit (including the Letter of Credit) to such creditor or transferee. In such event, Tenant agrees to look solely to the responsibility of the successor-in-interest of Landlord under this Lease with respect to the performance of the covenants and duties of "Landlord" to be performed after the passing of title to Landlord's successor-in-interest. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. Landlord's successor(s)-in-interest shall not have liability to Tenant with respect to the failure to perform any of the obligations of "Landlord," to the extent required to be performed prior to the date such successor(s)-in-interest became the owner of the Building.

               30. RIGHT OF LANDLORD TO PERFORM TENANT'S COVENANTS

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Base Rent, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant's part to be performed hereunder, including Tenant's obligations under Paragraph 11 hereof, and such failure shall continue for fifteen (15) days after notice thereof by Landlord, in addition to the other rights and remedies of Landlord, Landlord may make any such payment and perform any such act on Tenant's part. In the case of an emergency, no prior notification by Landlord shall be required. Landlord may take such actions without any obligation and without releasing Tenant from any of Tenant's obligations. All sums so paid by Landlord and all incidental costs incurred by Landlord and interest thereon at the Applicable Interest Rate, from the date of payment by Landlord, shall be paid to Landlord on demand as Additional Rent.

                                   31. WAIVER

If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein, or constitute a course of dealing contrary to the expressed terms of this Lease. The acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such Rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord, based upon full knowledge of the circumstances.

                                   32. NOTICES

Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to sending, mailing, or delivery of any notice or the making of any payment by Landlord or Tenant to the other shall be deemed to be complied with when and if the following steps are taken:

A. RENT. All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at Landlord's Remittance Address set forth in the Basic Lease Information, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay Rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by Landlord.

B. OTHER. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and either personally delivered, sent by commercial overnight courier, mailed, certified or registered, postage prepaid or sent by facsimile with confirmed receipt (and with an original sent by commercial overnight courier), and in each case addressed to the party to be notified at the Notice Address for such party as specified in the Basic Lease Information or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party. Notices shall be deemed served upon receipt or refusal to accept delivery. Tenant appoints as its agent to receive the service of all default notices and notice of commencement of unlawful detainer proceedings the person in charge of or apparently in charge of occupying the Premises at the time, and, if there is no such person, then such service may be made by attaching the same on the main entrance of the Premises.

C. REQUIRED NOTICES. Tenant shall immediately notify Landlord in writing of any notice of a violation or a potential or alleged violation of any Regulation that relates to the Premises or the Project, or of any inquiry, investigation, enforcement or other action that is instituted or threatened by any governmental or regulatory agency against Tenant or any other occupant of the Premises, or any claim that is instituted or threatened by any third party that relates to the Premises or the Project.

                               33. ATTORNEYS' FEES

If Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of possession of the Premises in the hands of an attorney, Tenant shall pay to Landlord, upon demand, Landlord's reasonable attorneys' fees and court costs, whether incurred at trial, appeal or review. In any action which Landlord or Tenant brings to enforce its respective rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party including reasonable attorneys' fees, to be fixed by the court, and said costs and attorneys' fees shall be a part of the judgment in said action.

                           34. SUCCESSORS AND ASSIGNS

This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and shall be binding upon and inure to the benefit of Tenant, its successors, and to the extent assignment is approved by Landlord as provided hereunder, Tenant's assigns.

                                35. FORCE MAJEURE

If performance by a party of any portion of this Lease is made impossible by any prevention, delay, or stoppage caused by strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes for those items, government actions, civil commotions, fire or other casualty, or other causes beyond the reasonable control of the party obligated to perform, performance by that party for a period equal to the period of that prevention, delay, or stoppage is excused. Tenant's obligation to pay Rent, however, is not excused by this Paragraph 35.

                            36. SURRENDER OF PREMISES

Tenant shall, upon expiration or sooner termination of this Lease, surrender the Premises to Landlord in the same condition as existed on the date Tenant originally took possession thereof, reasonable wear and tear, casualty and condemnation excepted, including, but not limited to, all interior walls cleaned, all holes in walls repaired, all carpets cleaned, all HVAC equipment in operating order and in good repair, and all floors broom clean, and free of any Tenant-introduced marking or painting, all to the reasonable satisfaction of Landlord. Tenant shall remove all of its debris from the Project. At or before the time of surrender, Tenant shall comply with the terms of Paragraph 12.A. hereof with respect to Alterations to the Premises and all other matters addressed in such Paragraph. If the Premises are not so surrendered at the expiration or sooner termination of this Lease, the provisions of Paragraph 25 hereof shall apply. All keys to the Premises or any part thereof shall be surrendered to Landlord upon expiration or sooner termination of the Term. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating, but nothing contained herein shall be construed as an extension of the Term or as a consent by Landlord to any holding over by Tenant. In the event of Tenant's failure to give such notice or participate in such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall conclusively be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration. Any delay caused by Tenant's failure to carry out its obligations under this Paragraph 36 beyond the term hereof, shall constitute unlawful and illegal possession of Premises under Paragraph 25 hereof.

                            37. HAZARDOUS MATERIALS

A. GENERAL RESTRICTIONS. Tenant shall conduct its business and shall cause each Tenant Party to act in such a manner as to (a) not release or permit the release of any Hazardous Material in, under, on or about the Premises or Project, or (b) not use, store, generate, treat, discharge, disperse, handle, manufacture, transport or dispose of (collectively, "Handle") any Hazardous Materials (other than incidental amounts of customary cleaning and office supplies) in or about the Premises or Project without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion ("Hazardous Materials Consent Requirements"). "Hazardous Material" means any hazardous, explosive, radioactive or toxic substance, material or waste which is or becomes regulated by any local, state or federal governmental authority or agency, including, without limitation, any material or substance which is (i) defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "hazardous material," "pollutant" or "contaminant" under any Regulation, (ii) petroleum or petroleum derivative,
(iii) a flammable explosive, (iv) a radioactive material or waste, (v) a polychlorinated biphenyl, (vi) asbestos or asbestos containing material, (vii) infectious waste, or (viii) a carcinogen.

B. REQUIRED DISCLOSURES. Prior to Tenant (and at least five (5) days prior to any assignee or any subtenant of Tenant) taking possession of any part of the Premises, and on each anniversary of the Term Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which were Handled on, in, under or about the Premises or Project for the twelve (12) month period prior to such Disclosure Date, or which Tenant intends to Handle on, under or about the Premises during the twelve (12) month period following the Disclosure Date by executing and delivering to Landlord a "Hazardous Materials Questionnaire", in the form attached hereto as EXHIBIT D (as updated and modified by Landlord, from time to time). Tenant's disclosure obligations under this Paragraph 37.B shall include a requirement that, to the extent any information contained in a Hazardous Materials Questionnaire previously delivered by Tenant shall become inaccurate in any material respect, Tenant shall immediately deliver to Landlord a new updated Hazardous Materials Questionnaire.

C. ADDITIONAL OBLIGATIONS. If any Hazardous Materials shall be released into the environment comprising or surrounding the Project in connection with the acts, omissions or operations of Tenant or any Tenant Party, Tenant shall at its sole expense promptly prepare a remediation plan therefor consistent with applicable Regulations and recommended industry practices (and approved by Landlord and all governmental agencies having jurisdiction) to fully remediate such release, and thereafter shall prosecute the remediation plan so approved to completion with all reasonable diligence and to the satisfaction of Landlord and applicable governmental agencies. If any Hazardous Materials are Handled in, under, on or about the Premises during the Term, or if Landlord determines in good faith that any release of any Hazardous Material by Tenant or any Tenant Parties or the violation of Hazardous Materials Regulations by Tenant or any Tenant Parties may have occurred in, on, under or about the Premises during the Term, Landlord may require Tenant to at Tenant's sole expense, (i) retain a qualified environmental consultant reasonably satisfactory to Landlord to conduct a reasonable investigation (an "Environmental Assessment") of a nature and scope reasonably approved in writing in advance by Landlord with respect to the existence of any Hazardous Materials in, on, under or about the Premises and providing a review of all Hazardous Materials activities of Tenant and the Tenant Parties, and (ii) provide to Landlord a reasonably detailed, written report, prepared in accordance with the institutional real estate standards, of the Environmental Assessment.

D. INDEMNITY. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses (including attorneys' and consultants' fees and court costs), demands, causes of action, or judgments directly or indirectly arising out of or related to the use, generation, storage, release, or disposal of Hazardous Materials by Tenant or any of Tenant's Parties in, on, under or about the Premises, the Building or the Project or surrounding land or environment, which indemnity shall include, without limitation, damages for personal or bodily injury, property damage, damage to the environment or natural resources occurring on or off the Premises, losses attributable to diminution in value or adverse effects on marketability, the cost of any investigation, monitoring, government oversight, repair, removal, remediation, restoration, abatement, and disposal, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the expiration or earlier termination of this Lease. Neither the consent by Landlord to the use, generation, storage, release or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this Paragraph 37.D. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

E. LANDLORD INDEMNITY. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including without limitation reasonable attorneys' fees and costs, arising out of any Hazardous Material in, on or about the Project or the Premises which was created, handled, placed, stored, used, transported or disposed of or otherwise exists in, on or about the Premises in violation of applicable Regulations, excluding, however, any Hazardous Material whose presence was caused by Tenant or any Tenant's Parties. Landlord's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

                                38. MISCELLANEOUS

A. GENERAL. The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their respective successors, executors, administrators and permitted assigns, according to the context hereof.

B. TIME. Time is of the essence regarding this Lease and all of its provisions.

C. CHOICE OF LAW. This Lease shall in all respects be governed by the laws of the State of California.

D. ENTIRE AGREEMENT. This Lease, together with its Exhibits, addenda and attachments and the Basic Lease Information, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits, addenda and attachments and the Basic Lease Information.

E. MODIFICATION. This Lease may not be modified except by a written instrument signed by the parties hereto. Tenant accepts the area of the Premises as specified in the Basic Lease Information as the approximate area of the Premises for all purposes under this Lease, and acknowledges and agrees that no other definition of the area (rentable, usable or otherwise) of the Premises shall apply. Tenant shall in no event be entitled to a recalculation of the square footage of the Premises, rentable, usable or otherwise, and no recalculation, if made, irrespective of its purpose, shall reduce Tenant's obligations under this Lease in any manner, including without limitation the amount of Base Rent payable by Tenant or Tenant's Proportionate Share of the Building and of the Project.

F. SEVERABILITY. If, for any reason whatsoever, any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

G. RECORDATION. Tenant shall not record this Lease or a short form memorandum hereof.

H. EXAMINATION OF LEASE. Submission of this Lease to Tenant does not constitute an option or offer to lease and this Lease is not effective otherwise until execution and delivery by both Landlord and Tenant.

I. ACCORD AND SATISFACTION. No payment by Tenant of a lesser amount than the total Rent due nor any endorsement on any check or letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction of full payment of Rent, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies. All offers by or on behalf of Tenant of accord and satisfaction are hereby rejected in advance.

J. EASEMENTS. Landlord may grant easements on the Project and dedicate for public use portions of the Project without Tenant's consent; provided that no such grant or dedication shall materially interfere with Tenant's Permitted Use of the Premises. Upon Landlord's request, Tenant shall execute, acknowledge and deliver to Landlord documents, instruments, maps and plats necessary to effectuate Tenant's covenants hereunder.

K. DRAFTING AND DETERMINATION PRESUMPTION. The parties acknowledge that this Lease has been agreed to by both the parties, that both Landlord and Tenant have consulted with attorneys with respect to the terms of this Lease and that no presumption shall be created against Landlord because Landlord drafted this Lease.Except as otherwise specifically set forth in this Lease, with respect to any consent, determination or estimation of Landlord required or allowed in this Lease or requested of Landlord, Landlord's consent, determination or estimation shall be given or made solely by Landlord in Landlord's good faith opinion, whether or not objectively reasonable. Except as expressly set forth in this Lease, if Landlord fails to respond to any request for its consent within the time period, if any, specified in this Lease, Landlord shall be deemed to have disapproved such request.

L. EXHIBITS. The Basic Lease Information, and the Exhibits, addenda and attachments attached hereto are hereby incorporated herein by this reference and made a part of this Lease as though fully set forth herein.

M. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.

N. NO THIRD PARTY BENEFIT. This Lease is a contract between Landlord and Tenant and nothing herein is intended to create any third party benefit.

O. QUIET ENJOYMENT. Upon payment by Tenant of the Rent, and upon the observance and performance of all of the other covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to all of the other terms and conditions of this Lease. Landlord shall not be liable for any hindrance, interruption, interference or disturbance by other tenants or third persons, nor shall Tenant be released from any obligations under this Lease because of such hindrance, interruption, interference or disturbance.

P. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original.

Q. MULTIPLE PARTIES. If more than one person or entity is named herein as Tenant, such multiple parties shall have joint and several responsibility to comply with the terms of this Lease.

R. PRORATIONS. Any Rent or other amounts payable to Landlord by Tenant hereunder for any fractional month shall be prorated based on a month of 30 days. As used herein, the term "fiscal year" shall mean the calendar year or such other fiscal year as Landlord may deem appropriate.

                            39. ADDITIONAL PROVISIONS


A. ADDENDUM 1: PARAGRAPH 6, BASE RENT. Base Rent, net of Estimated Operating Expenses per Paragraph 7 of this Lease, for the Premises at 380 North Bernardo Avenue in Mountain View, California shall be as follows:

MONTHS 1-12:   Base Rent shall be $140,345.00 per month. In addition to Base
               Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operating Expenses as set forth in Paragraph 7 of the Lease Agreement. Operating Expenses are initially estimated to be $10,063.20 per month. Operating Expenses are estimated a year in advance and collected on a monthly basis. Any adjustments (up or down) will be made at the end of the calendar year.

MONTHS 13-24:  Base Rent shall be $145,959.00 per month. In addition to Base
               Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operating Expenses as set forth in Paragraph 7 of the Lease Agreement.

MONTHS 25-36:  Base Rent shall be $151,797.00 per month. In addition to Base
               Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operating Expenses as set forth in Paragraph 7 of the Lease Agreement.

MONTHS 37-48:  Base Rent shall be $157,869.00 per month. In addition to Base
               Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operating Expenses as set forth in Paragraph 7 of the Lease Agreement.

MONTHS 49-60:  Base Rent shall be $164,184.00 per month. In addition to Base
               Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operating Expenses as set forth in Paragraph 7 of the Lease Agreement.

MONTHS 61-72:  Base Rent shall be $170,751.00 per month. In addition to Base
               Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operating Expenses as set forth in Paragraph 7 of the Lease Agreement.

MONTHS 73-84:  Base Rent shall be $177,581.00 per month. In addition to Base
               Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operating Expenses as set forth in Paragraph 7 of the Lease Agreement.

MONTHS 85-96:  Base Rent shall be $184,684.00 per month. In addition to Base
               Rent, Tenant shall also pay Tenant's proportionate share of Estimated Operating Expenses as set forth in Paragraph 7 of the Lease Agreement.

B.      LETTER OF CREDIT

        (1) DELIVERY OF LETTER OF CREDIT. Tenant shall, on execution of this Lease, deliver to Landlord and cause to be in effect during the Lease Term an unconditional, irrevocable letter of credit ("LOC") in the amount specified for the Security Deposit in the Basic Lease Information, as it may be increased as provided in this Lease (the "LOC AMOUNT") for an initial term of one (1) year and thereafter shall renew automatically from year to year through 30 days beyond the expiration date of this Lease or any extension thereto. The LOC shall be in a form acceptable to Landlord and shall be (i) issued by an LOC bank selected by Tenant and acceptable to Landlord The text of the LOC shall expressly state that the LOC shall survive the termination of this Lease. An LOC bank is a bank that accepts deposits, maintains accounts, has a local office that will negotiate a letter of credit, and the deposits of which are insured by the Federal Deposit Insurance Corporation. Tenant shall pay all expenses, points, or fees incurred by Tenant in obtaining the LOC. The LOC shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Project, the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the LOC and/or the LOC Security Deposit (as defined below) to the transferee or mortgagee, and in the event of such transfer, Tenant shall look solely to such transferee or mortgagee for the return of the LOC and/or the LOC Security Deposit. Tenant shall, within ten (10) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm Landlord's transfer or assignment of the LOC Security Deposit and/or the LOC to such transferee or mortgagee.

        (2) REPLACEMENT OF LETTER OF CREDIT. Tenant may, from time to time, replace any existing LOC with a new LOC if the new LOC (a) becomes effective at least thirty (30) days before expiration of the LOC that it replaces; (b) is in the required LOC amount; (c) is issued by an LOC bank acceptable to Landlord; and (d) otherwise complies with the requirements of this Paragraph 39 B.

        (3) LANDLORD'S RIGHT TO DRAW ON LETTER OF CREDIT. Landlord shall hold the LOC as security for the performance of Tenant's obligations under this Lease. If, after notice and failure to cure within any applicable period provided in this Lease, Tenant defaults on any provision of this Lease, Landlord may, without prejudice to any other remedy it has, draw on all or any portion of the LOC necessary to (a) pay Rent or other sum in default; (b) pay or reimburse Landlord for any amount that Landlord may spend or become obligated to spend in exercising Landlord's rights under Paragraph 30 (Right of Landlord to Perform Tenant's Covenant); and/or (c) compensate Landlord for any expense, loss, or damage that Landlord may suffer because of Tenant's default. The use, application or retention of the LOC, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the LOC and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. If Tenant fails to renew or replace the LOC at least thirty (30) days before its expiration, Landlord may, without prejudice to any other remedy it has, draw on the entire amount of the LOC.

        (4) LOC SECURITY DEPOSIT. Any amount of the LOC that is drawn on by Landlord but not applied by Landlord shall be held by Landlord as a security deposit (the "LOC SECURITY DEPOSIT") in accordance with Paragraph 19 of this Lease.

        (5) RESTORATION OF LETTER OF CREDIT AND LOC SECURITY DEPOSIT. If Landlord draws on all or any portion of the LOC and/or applies all or any portion of such draw, Tenant shall, within five (5) business days after demand by Landlord, either (a) deposit cash with Landlord in an amount that, when added to the amount remaining under the LOC and the amount of any LOC Security Deposit, shall equal the LOC Amount then required under this Paragraph 39 B; or (b) reinstate the LOC to the full LOC Amount.

        (6) REDUCTION OF LETTER OF CREDIT. The LOC Amount may be reduced at the times and to the corresponding amounts specified in this Paragraph 39(B)(6) if the following conditions are satisfied to Landlord's sole satisfaction in each case: (i) Tenant is not and has not been in material default under the terms of this Lease beyond any applicable cure period, (ii) Tenant provides to Landlord ten (10) days prior written notice of any such reduction; (iii) the LOC provides that the issuing bank shall notify Landlord in writing at least five (5) business days prior to any such reduction, (iv) Tenant requests such reduction in writing and delivers to Landlord Tenant's Financial Information (as defined below) with such written request, and (v) each of the conditions precedent described below is satisfied to Landlord's satisfaction. For purposes of this Subparagraph 39(B)(6), "Tangible Net Worth" shall be determined by Landlord in its sole discretion and shall mean assets less intangible assets and total liabilities, with intangible assets including nonmaterial benefits such as goodwill, patents, copyrights, and trademarks, and "Tenant's Financial Information" shall mean Tenant's financial statements prepared in accordance with generally accepted accounting principles and audited by a nationally recognized public accounting firm acceptable to Landlord, and any other financial information requested by Landlord.

        If: (i) Tenant has a Tangible Net Worth in excess of Three Hundred Million and No/100 Dollars ($300,000,000.00) which amount shall be determined by Landlord to its satisfaction prior to any reduction in the LOC Amount. Tenant shall deliver to Landlord for review Tenant's Financial Information as provided above; and (ii) Tenant's Financial Information reflects four (4) consecutive calendar quarters of profitability, as determined by Landlord during the time period immediately preceding Tenant's request for reduction in the LOC Amount, then the following reductions in the LOC Amount may be made in accordance with the terms of this Paragraph __._:

                  a. At any time after the end of the twenty-fourth (24th) month following the Term Commencement Date, the LOC Amount may be reduced to an amount equal to one million six hundred thousand and No/100 Dollars ($1,600,000.00);

                  b. At any time after the end of the thirty-sixth (36th) month following the Term Commencement Date, the LOC Amount may be reduced to an amount equal to one million two hundred thousand and No/100 Dollars ($1,200,000.00);

                  c. At any time after the end of the forty-eighth (48th) month following the Term Commencement Date, the LOC Amount may be reduced to an amount equal to eight hundred thousand and No/100 Dollars ($800,000.00);

                  d. At any time after the end of the sixtieth (60th) month following the Term Commencement Date, the LOC Amount may be reduced to an amount equal to four hundred thousand and No/100 Dollars ($400,000.00).

                  e. At any time after the end of the seventy-second (72nd) month following the Term Commencement Date, the LOC Amount may be reduced to amount equal to zero Dollars ($0.00).

In the event that any of the above described reductions to the LOC is made and, subsequently, Tenant fails to meet the corresponding profitability and Tangible Net Worth condition precedent for a period of thirty (30) days following delivery by Landlord of written notice of any such failure, Tenant shall within forty-eight (48) hours, increase the face amount of the LOC to an amount equal to the original LOC Amount. If Tenant fails to increase the LOC Amount as provided above, such failure shall constitute a default hereunder (which default shall not be subject to any cure rights afforded anywhere in this Lease) and Landlord shall be entitled to draw on the LOC for the full LOC Amount and hold such LOC Amount as a Security Deposit in accordance with the terms of this Lease.

                              40. JURY TRIAL WAIVER

EACH PARTY HERETO (WHICH INCLUDES ANY ASSIGNEE, SUCCESSOR HEIR OR PERSONAL REPRESENTATIVE OF A PARTY) SHALL NOT SEEK A JURY TRIAL, HEREBY WAIVES TRIAL BY JURY, AND HEREBY FURTHER WAIVES ANY OBJECTION TO VENUE IN THE COUNTY IN WHICH THE BUILDING IS LOCATED, AND AGREES AND CONSENTS TO PERSONAL JURISDICTION OF THE COURTS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE, WHETHER ANY OF THE FOREGOING IS BASED ON THIS LEASE OR ON TORT LAW. EACH PARTY REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL CONCERNING THE EFFECT OF THIS PARAGRAPH 40. THE PROVISIONS OF THIS PARAGRAPH 40 SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

                                41. BROKER'S FEES

Tenant and Landlord each represent to the other that they have dealt with no real estate brokers, finders, agents or salesmen other than BT Commercial Real Estate ("Tenant's Broker"), representing Tenant, in connection with this transaction. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent, broker, salesman, or finder. Landlord shall pay the brokerage commission due and payable to Tenant's Broker with respect to this transaction pursuant to a separate agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and the year first above written.


                                    LANDLORD

                                    Spieker Properties, L.P.,
                                    a California limited partnership

                                    By: Spieker Properties, Inc.,
                                        a Maryland corporation,
                                        its general partner


                                        By: /s/ ERIC T. LUHRS
                                           -------------------------------------
                                           Eric T. Luhrs
                                           Its: Vice President

                                       Date:    5/10       , 00
                                             --------------  ----

                                       TENANT

                                       Handspring, Inc.
                                       a Delaware corporation


                                       By: /s/ BERNARD J. WHITNEY
                                           -------------------------------------
                                           Bernard J. Whitney
                                           Its: Chief Financial Officer


                                       Date:               ,
                                             --------------  ----

                                    EXHIBIT A
                                INDUSTRIAL LEASE
                              RULES AND REGULATIONS


1. Driveways, sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. The driveways, sidewalks, halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building, the Project and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal activities. No tenant, and no employees or invitees of any tenant, shall go upon the roof of any Building, except as authorized by Landlord.

2. No sign, placard, banner, picture, name, advertisement or notice, visible from the exterior of the Premises or the Building or the common areas of the Building shall be inscribed, painted, affixed, installed or otherwise displayed by Tenant either on its Premises or any part of the Building or Project without the prior written consent of Landlord in Landlord's sole and absolute discretion. Landlord shall have the right to remove any such sign, placard, banner, picture, name, advertisement, or notice without notice to and at the expense of Tenant, which were installed or displayed in violation of this rule. If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of Tenant's Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of the Lease, and shall be deemed to relate only to the particular sign, placard, banner, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, banner, picture, name, advertisement or notice.

    All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor approved by Landlord and shall be removed by Tenant at the time of vacancy at Tenant's expense.

3. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names therefrom.

4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on the Premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent or of a quality, type, design, and bulb color approved by Landlord. No articles shall be placed or kept on the windowsills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which Landlord considers unsightly from outside Tenant's Premises.

5. Each tenant shall be responsible for all persons for whom it allows to enter the Building or the Project and shall be liable to Landlord for all acts of such persons.

    Landlord and its agents shall not be liable for damages for any error concerning the admission to, or exclusion from, the Building or the Project of any person.

    During the continuance of any invasion, mob, riot, public excitement or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right (but shall not be obligated) to prevent access to the Building and the Project during the continuance of that event by any means it considers appropriate for the safety of tenants and protection of the Building, property in the Building and the Project.

6. Tenant shall not alter any lock or access device or install a new or additional lock or access device or bolt on any door of its Premises, without the prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys for all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. The restrooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage, or damage resulting from violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused the breakage, stoppage, or damage.

8. Tenant shall not use or keep in or on the Premises, the Building or the Project any kerosene, gasoline, or inflammable or combustible fluid or material except in strict accordance with the terms of the Lease.

9. Tenant shall not use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance. Tenant shall not allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought or kept in or about the Premises, the Building, or the Project.

10. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, or the business of a public barber shop, beauty parlor, nor shall the Premises be used for any illegal, improper, immoral or objectionable purpose, or any business or activity other than that specifically provided for in such Tenant's Lease. Tenant shall not accept hairstyling, barbering, shoeshine, nail, massage or similar services in the Premises or common areas except as authorized by Landlord.

11. If Tenant requires telegraphic, telephonic, telecommunications, data processing, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation. The cost of purchasing, installation and maintenance of such services shall be borne solely by Tenant.

12. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

13. Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or any other device on the exterior walls or the roof of the Building, without Landlord's consent. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building, the Project or elsewhere.

14. Tenant shall not mark, or drive nails, screws or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof. Tenant shall not lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

15. Tenant shall not place a load upon any floor of its Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law.

    Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

16. Each tenant shall store all its trash and garbage within the interior of the Premises or as otherwise directed by Landlord from time to time. Tenant shall not place in the trash boxes or receptacles any personal trash or any material that may not or cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city, without violation of any law or ordinance governing such disposal.

17. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building and the Project are prohibited and each tenant shall cooperate to prevent the same. No tenant shall make room-to-room solicitation of business from other tenants in the Building or the Project, without the written consent of Landlord.

18. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building and the Project.

19. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is under the influence of alcohol or drugs or who commits any act in violation of any of these Rules and Regulations.

20. Without the prior written consent of Landlord, Tenant shall not use the name of the Building or the Project or any photograph or other likeness of the Building or the Project in connection with, or in promoting or advertising, Tenant's business except that Tenant may include the Building's or Project's name in Tenant's address.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

23. Landlord reserves the right to designate the use of the parking spaces on the Project. Tenant or Tenant's guests shall park between designated parking lines only, and shall not occupy two parking spaces with one car. No trucks, truck tractors, trailers or fifth wheel are allowed to be parked anywhere at any time within the Project other than in Tenant's own truck dock well. Vehicles in violation of the above shall be subject to tow-away, at vehicle owner's expense. Vehicles parked on the Project overnight without prior written consent of the Landlord shall be deemed abandoned and shall be subject to tow-away at vehicle owner's expense. No tenant of the Building shall park in visitor or reserved parking areas or loading areas. Any tenant found parking in such designated visitor or reserved parking areas or loading areas or unauthorized areas shall be subject to tow-away at vehicle owner's expense. The parking areas shall not be used to provide car wash, oil changes, detailing, automotive repair or other services unless otherwise approved or furnished by Landlord. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

24. No Tenant is allowed to unload, unpack, pack or in any way manipulate any products, materials or goods in the common areas of the Project including the parking and driveway areas of the Project. All products, goods and materials must be manipulated, handled, kept, and stored within the Tenant's Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas of the Project. Tenant also agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation. All products, materials and goods are to enter and exit the Premises by being loaded or unloaded through dock high doors into trucks and or trailers, over dock high loading platforms into trucks and or trailers or loaded or unloaded into trucks and or trailers within the Premises through grade level door access.

25. Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

26. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Project.

27. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein stated and any additional rules and regulations which are adopted.

                                    EXHIBIT B
                                    SITE PLAN


                              Diagram of Property

                                    EXHIBIT C
                           LEASE IMPROVEMENT AGREEMENT

                                      NONE

                                    EXHIBIT D

                        HAZARDOUS MATERIALS QUESTIONNAIRE

This questionnaire is designed to solicit information regarding Tenant's proposed use, generation, treatment, storage, transfer or disposal of hazardous or toxic materials, substances or wastes. If this Questionnaire is attached to or provided in connection with a lease, the reference herein to any such items shall include all items defined as "Hazardous Materials," "Hazardous Substances," "Hazardous Wastes," "Toxic Materials," "Toxic Substances, "Toxic Wastes," or such similar definitions contained in the lease. Please complete the questionnaire and return it to Landlord for evaluation. If your use of materials or substances, or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management. Your cooperation in this matter is appreciated. If you have any questions, do not hesitate to call us for assistance.

1.   PROPOSED TENANT

     Name (Corporation, Individual, Corporate or Individual DBA, or Public Agency): Handspring, Inc.
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     Standard Industrial Classification Code (SIC):
                                                   -----------------------------
     Street Address:          189 N. Bernardo Avenue
                              --------------------------------------------------
     City, State, Zip Code:   Mountain View, CA 94043-5203
                              --------------------------------------------------
     Contact Person & Title:  Seth Henderson, Manager of Corporate Facilities
                              --------------------------------------------------
     Telephone Number:        (650) 230-5177
                               ---  ----------------------
     Facsimile Number:        (650) 230-5205
                               ---  ----------------------


2.   LOCATION AND ADDRESS OF PROPOSED LEASE

     Street Address:          380 N. Bernardo Avenue
                              --------------------------------------------------
     City, State, Zip Code:   (see above)
                              --------------------------------------------------
     Bordering Streets:       Between Central and Middlefield
                              --------------------------------------------------
     Streets to which Premises has Access: Only N. Bernardo
                                           -------------------------------------

3.   DESCRIPTION OF PREMISES

     Floor Area:              28,069 SF
                              --------------------------------------------------
     Number of Parking Spaces: 3.3/1000 SF
                              --------------------------------------------------
     Date of Original Construction:
                                    --------------------------------------------
     Past Uses of Premises:   Manufacturing, Open Office
                              --------------------------------------------------

     Dates and Descriptions of Significant Additions, Alterations or
     Improvements:
                  --------------------------------------------------------------

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     Proposed Additions, Alterations or Improvements, if any:
      Typical TI including ceiling tile, flooring -- 06/00
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                                       D-1

4.   DESCRIPTION OF PROPOSED PREMISES USE

     Describe proposed use and operation of Premises including (i) services to be performed, (ii) nature and types of manufacturing or assembly processes, if any, and (iii) the materials or products to be stored at the Premises.
      Open Other Application
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     ---------------------------------------------------------------------------

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     Will the operation of your business at the Premises involve the use, generation, treatment, storage, transfer or disposal of hazardous wastes or materials? Do they now? Yes [ ] No [X] If the answer is "yes," or if your SIC code number is between 2000 to 4000, please complete Section V.

5.   PERMIT DISCLOSURE

     Does or will the operation of any facet of your business at the Premises require any permits, licenses or plan approvals from any of the following agencies?

            U.S. Environmental Protection Agency            Yes [ ]    No [X]

            City or County Sanitation District              Yes [ ]    No [X]

            State Department of Health Services             Yes [ ]    No [X]

            U.S. Nuclear Regulatory Commission              Yes [ ]    No [X]

            Air Quality Management District                 Yes [ ]    No [X]

            Bureau of Alcohol, Firearms and Tobacco         Yes [ ]    No [X]

            City or County Fire Department                  Yes [X]    No [ ]

            Regional Water Quality Control Board            Yes [ ]    No [X]

            Other Governmental Agencies (if yes,            Yes [X]    No [ ]
            identify:  City of MV Building Dept.)
                      ---------------------------

     If the answer to any of the above is "yes," please indicate permit or license numbers, issuing agency and expiration date or renewal date, if applicable.
      Permit for Building Tenant Improvements
     ---------------------------------------------------------------------------
      Reviewed by City of Mountain View Building
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      Department, Fire Department
     ---------------------------------------------------------------------------

     If your answer to any of the above is "yes," please complete Sections VI and VII.

6.   HAZARDOUS MATERIALS DISCLOSURE

     Will any hazardous or toxic materials or substances be stored on the Premises? Yes [ ] No [X] If the answer is "yes," please describe the materials or substances to be stored, the quantities thereof and the proposed method of storage of the same (i.e., drums, aboveground or underground storage tanks, cylinders, other), and whether the material is a Solid (S), Liquid (L) or Gas (G):

     Material/     Quantity to be                          Amount to be Stored   Maximum Period of
     Substance     Stored on Premises   Storage Method     on a Monthly Basis    Premises Storage
     ---------     ------------------   --------------     ------------------    ----------------

     ---------     ----------------     -------------      -----------------     -----------------

     ---------     ----------------     -------------      -----------------     -----------------

     ---------     ----------------     -------------      -----------------     -----------------

     Attach additional sheets if necessary.

     Is any modification of the Premises improvements required or planned to mitigate the release of toxic or hazardous materials substance or wastes into the environment? Yes [ ] No [ ] If the answer is "yes," please describe the proposed Premises modifications:

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7.   HAZARDOUS WASTE DISCLOSURE

     Will any hazardous waste, including recyclable waste, be generated by the operation of your business at the Premises? Yes [ ] No [X] If the answer is "yes," please list the hazardous waste which is expected to be generated (or potentially will be generated) at the Premises, its hazard class and volume/frequency of generation on a monthly basis.

                                                           Maximum Period of
     Waste Name     Hazard Class        Volume/Month       Premises Storage
     ----------     ------------        ------------       ----------------

     ---------     ----------------     -------------      -----------------

     ---------     ----------------     -------------      -----------------

     Attach additional sheets if necessary.

     If the answer is "yes," please also indicate if any such wastes are to be stored within the Premises and the proposed method of storage (i.e., drums, aboveground or underground storage tanks, cylinders, other).

            Waste Name                   Storage Method
            ----------                   --------------

            ----------------------       -----------------------

     Attach additional sheets if necessary.
     If the answer is "yes," please also describe the method(s) of disposal for each waste. Indicate where disposal will take place including the methods, equipment and companies to be used to transport the waste:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

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     Is any treatment or processing of hazardous wastes to be conducted at the
     Premises? Yes [ ] No [ ] If the answer is "yes," please describe proposed treatment/processing methods:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

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                                      D-3

     Which agencies are responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises? (Please list all agencies):

     ---------------------------------------------------------------------------

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     Have there been any agency enforcement actions regarding Tenant (or any affiliate thereof), or any existing Tenant's (or any affiliate's) facilities, or any past, pending or outstanding administrative orders or consent decrees with respect to Tenant or any affiliate thereof? Yes [ ] No [X] If the answer is "yes," have there been any continuing compliance obligations imposed on Tenant or its affiliates as a result of the decrees or orders? Yes [ ] No [ ] If the answer is "yes," please describe:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Has Tenant or any of its affiliates been the recipient of requests for information, notice and demand letters, cleanup and abatement orders, or cease and desist orders or other administrative inquiries? Yes [ ] No [ ] If the answer is "yes," please describe:

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     Are there any pending citizen lawsuits, or have any notices of violations been provided to Tenant or its affiliates or with respect to any existing facilities pursuant to the citizens suit provisions of any statute? Yes [ ] No [ ] If the answer is "yes," please describe:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

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     Have there been any previous lawsuits against the company regarding environmental concerns? Yes [ ] No [ ] If the answer is "yes," please describe how these lawsuits were resolved:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

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     Has an environmental audit ever been conducted at any of your company's existing facilities? Yes [ ] No [ ] If the answer is "yes," please describe:

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                                      D-4

     Does your company carry environmental impairment insurance? Yes [ ] No [X] If the answer is "yes," what is the name of the carrier and what are the effective periods and monetary limits of such coverage?

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     ---------------------------------------------------------------------------

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8.   EQUIPMENT LOCATED OR TO BE LOCATED AT THE PREMISES

     Is (or will there be) any electrical transformer or other equipment containing polychlorinated biphenyls located at the Premises? Yes [ ]
     No [X] If the answer is "yes," please specify the size, number and location (or proposed location):

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Is (or will there be) any tank for storage of a petroleum product located at the Premises? Yes [ ] No [X] If the answer is "yes," please specify capacity and contents of tank; permits, licenses and/or approvals received or to be received therefor and any spill prevention control or conformance plan to be taken in connection therewith:

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9.   ONGOING ACTIVITIES (APPLICABLE TO TENANTS IN POSSESSION)

     Has any hazardous material, substance or waste spilled, leaked, discharged, leached, escaped or otherwise been released into the environment at the Premises? Yes [ ] No [X] If the answer is "yes," please describe including
     (i) the date and duration of each such release, (ii) the material, substance or waste released, (iii) the extent of the spread of such release into or onto the air, soil and/or water, (iv) any action to clean up the release, (v) any reports or notifications made of filed with any federal, state, or local agency, or any quasi-governmental agency (please provide copies of such reports or notifications) and (vi) describe any legal, administrative or other action taken by any of the foregoing agencies or by any other person as a result of the release:

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     ---------------------------------------------------------------------------

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This Hazardous Materials Questionnaire is certified as being true and accurate and has been completed by the party whose signature appears below on behalf of Tenant as of the date set forth below.

DATED:  05-08-00
       -----------------------

                                  Signature /s/ SETH W. HENDERSON
                                            ------------------------------------
                                  Print Name Seth W. Henderson
                                             -----------------------------------
                                  Title Manager of Corporate Facilities
                                        ----------------------------------------

                                    EXHIBIT E

                               HAZARDOUS MATERIALS



                                      D-6